Exhibit 10.21

Dated

Sublease

Premises: Level 38, 55 Collins Street, Melbourne

Parties

Collins Place Pty Ltd

ACN 084 238 497

Collins Place No. 2 Pty Ltd

ACN 090 537 643

AMP Capital Investors Limited

ACN 001 777 591

Australia and New Zealand Banking Group Limited

ACN 005 357 522

Mesoblast Limited

ACN 109 431 870

Guy Albeck

Norton Rose Fulbright Australia

485 Bourke Street

Melbourne VIC 3000

Tel: +61 (0)3 8686 6844

www.nortonrosefulbright.com

Our ref: 2806706

Contents

Schedule 1 Reference Schedule		2
Schedule 2 Special Conditions		4
1	Definitions and interpretation	19
2	Term and holding over	28
3	Further Term(s)	29
4	Rent and rent reviews	31
5	Operating expenses	36
6	Utilities and services	40
7	Use of the Premises	40
8	Dealings	44
9	Personal Property Securities Act	46
10	Maintenance and repair	47
11	Redecoration and restoration	49
12	Expiry or termination of term	50
13	Alterations	53
14	Insurances and indemnities	54
15	Landlord’s covenants and additional rights	58
16	Damage and destruction	61
17	Default and termination	64
18	Security	66
19	Personal guarantee	67
20	Head and Concurrent Lease and Collins Place	70
21	Limitation of liability	71
22	GST	71
23	Miscellaneous	72

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

Schedule 1 Reference Schedule

Item 1	Landlord

Australia and New Zealand Banking Group Limited ACN 005 357 522 of 833 Collins Street, Docklands, Victoria, 3008

Email address for service (clause 23.1)
property.notices@anz.com

Item 2	Tenant

Mesoblast Limited ACN 109 431 870 of level 39, 55 Collins Street, Melbourne, Victoria, 3000

Email address for service (clause 23.1)

peter.howard@mesoblast.com

Item 3	Premises

Level 38 of the Building comprising an Area of 1035.9 square metres, and being the area shown on the plan attached as Annexure B

Item 4	Commencement Date and Rent Commencement Date [clause 2.1 and clause 4.1]

Commencement Date

14 April 2014

Rent Commencement Date

14 April 2014

Item 5	Termination Date [clause 2.1]

13 April 2020

Item 6	Term [clause 2.1]

Six (6) years

Item 7	Further Term (clause 3)

Six (6) years

Last Day for exercise of option

14 June 2019

Item 8	Rent (clause 4.1)

$694,053.00 per annum plus GST

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

Item 9	Index Review Dates [clause 4.4]

Not applicable

Item 10	Market Review Dates [clause 4.5]

13 April 2020

Item 11	Fixed Rent Increase Dates [clause 4.10]

Each anniversary of the Commencement Date during the Term and Further Term (excluding the commencement date of the Further Term which is a Market Review Date)

Fixed Rent Increase Percentage [clause 4.10]

3.75%

Item 12	Use of Premises (clause 7.1)

Commercial office.

Item 13	Hours of use and air conditioning:

(a) Hours of use (Building Rule 17):

Monday to Friday (excluding Public Holidays)
8.00am to 6.00pm

(b) Hours of air conditioning (Building Rule 25):

Monday to Friday (excluding Public Holidays)
7.30am to 6.00pm

Item 14	Amount of Public Risk Insurance [clause 14.1(1)]

$20,000,000

Item 15	Amount of operating expenses at the Commencement Date [clause 5.4]

Not applicable

Item 16	Tenant’s Proportion (clause 5.3):

2.25% as at the commencement date

Item 17	Bank Guarantee amount (clause 18.1)

An amount equal to 14 month’s Rent plus GST as at the second anniversary of the Commencement Date, being $958,756.50 (including GST).

Item 18	Guarantors (clause 19)

Not applicable

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

Schedule 2 Special Conditions

1	Special conditions to prevail

The special conditions in this Schedule 2 will prevail to the extent there is any inconsistency between the special conditions and the Lease.

2	Early access

2.1	Access

(1)	Despite the Commencement Date, the Tenant may access the Premises from the date which is the latest of:

(a)	the date this Lease is executed by the Tenant and delivered to the Landlord;

(b)	the date on which the Tenant has complied with its insurance obligations under clause 14;

(c)	the date on which the Tenant provides the Bank Guarantee to the Landlord pursuant to clause 18; and

(d)	15 December 2013,

solely for the purposes of preparing for the Tenant’s fitout of the Premises and subject to obtaining the Landlord’s consent in accordance with special condition 3.1, undertaking the Tenant’s fitout of the Premises.

(2)	During any period of access granted under this special condition 2.1, and prior to the Rent Commencement Date:

(a)	the Tenant is not required to pay Rent, but must pay for any costs or charges under clause 6.3; and

(b)	the Tenant is to be provided with reasonable use of the goods lift (or dedicated passenger lift, as the case may be) and loading dock, as determined by the Landlord (acting reasonably).

2.2	Nature of access

Any access to the Premises pursuant to this special condition 2:

(1)	is granted by way of licence only on a personal, non-transferable and non-exclusive basis and otherwise on the terms of this Lease, to the extent they are applicable to a licence and not inconsistent with the provisions of this special condition 2;

(2)	will be solely for the purposes of planning and carrying out the Tenant’s fitout of the Premises; and

(3)	will be at the Tenant’s sole risk in all respects.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

3	Fitout

3.1	Approval

(1)	The Tenant must seek the Landlord’s approval to the Tenant’s fitout of the Premises and provide to the Landlord with five (5) copies of the plans, design drawings and specifications in respect of the Tenant’s fitout of the Premises which must comply with any tenancy fitout guide applicable to the Building and issued by the Landlord to the Tenant.

(2)	The Tenant acknowledges that, subject to any provisions to the contrary in these special conditions, the provisions of clauses 13.1(3)(g), 13.1(4) and 13.1(6) apply to any alterations comprised in the Tenant’s proposed fitout works, to the extent applicable.

(3)	Subject to the Landlord obtaining the Head Landlord’s and Concurrent Landlord’s consent to any structural works, the Landlord will act reasonably and promptly in considering the Tenant’s proposed fitout works, provided the Tenant has complied with this special condition 3.

3.2	Approval costs

The Tenant is not required to pay the Landlord’s Costs in considering and approving of the Tenant’s proposed fitout, except if the Landlord requires advice or input from external consultants, in which case such Costs must be paid to or at the direction of the Landlord on demand.

3.3	Fitout contractors

The Tenant may use its own contractors to perform its fitout works:

(1)	provided those contractors are suitably qualified and experienced, as determined by the Landlord, the Head Landlord and the Concurrent Landlord, acting reasonably;

(2)	unless, depending on the specialised nature of the works to be performed or the impact the works may have on the structure of the Building or Services to the Building, the Landlord, the Head Landlord and Concurrent Landlord, acting reasonably, requires that their preferred contractors are used; and

(3)	except for the engagement of any security contractors, in relation to which the Landlord, the Head Landlord and Concurrent Landlord may require the Tenant to engage the Landlord’s, the Head Landlord’s or the Concurrent Landlord’s security contractors at the Landlord’s absolute discretion.

4	Fitout Contribution

4.1	Payment

(1)	The Landlord will provide a contribution to the costs of the Tenant’s fitout works in an amount equal to $886.00 per square metre (plus GST) of the Premises, being $917,807.40, (plus GST) based on the Area of the Premises being 1035.9 square metres (Fitout Contribution).

(2)	The Landlord will nominate those items to which the Fitout Contribution is to apply as soon as reasonably practicable after the Tenant submits its plans, design drawings and specifications for its fitout under special condition 3.1(1), with such items to be nominated in an order of priority determined by the Landlord in its absolute discretion.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(3)	The Fitout Contribution is to be paid by the Landlord:

(a)	directly to the Tenant in respect of the relevant works;

(b)	in two separate payments, as follows:

(i)	one payment halfway through completion of the Tenant’s fitout; and

(ii)	the final payment within 14 days of practical completion of the Tenant’s fitout; and

(c)	only upon receipt of certification from a suitably qualified quantity surveyor, project manager or architect that the works to which the relevant part of the Fitout Contribution is to be applied are complete and the corresponding tax invoices received by the Landlord are in order for payment, supported by an itemised schedule breaking down the components of the works, consistent with special condition 4.1(2), to enable the Landlord to procure a depreciation schedule;

and in any event will not be paid prior to the occurrence of the events listed in special conditions 2.1(1)(a) to 2.1(1)(c) (both inclusive).

5	Ownership

(1)	In respect of any works to which the Fitout Contribution will be applied (Landlord Owned Works):

(a)	the Landlord shall own the fitout, property and other items comprised in the Landlord Owned Works;

(b)	the Landlord appoints the Tenant as its lawful agent and the Tenant must enter into any contract in respect of the Landlord Owned Works as the disclosed agent of the Landlord; and

(c)	the Landlord is under no obligation to pay the Fitout Contribution (in whole or part) unless the Tenant has complied with special condition 5(1)(b).

(2)	The Tenant will indemnify and keep indemnified the Landlord for any Claim (other than for payment of the Fitout Contribution to the Tenant) in relation to the Landlord’s appointment of the Tenant as its lawful agent.

(3)	The Landlord shall not be liable to the Tenant or any other person for any delay, variation or other claim or sum whatsoever in respect of the Landlord Owned Works, even though they are works to which the Fitout Contribution applies, other than the payment of the Fitout Contribution.

(4)	This special condition 5 is without prejudice to the Tenant’s obligations in relation to:

(a)	maintenance, repair, make good and insurance in respect of the Premises and items therein; and

(b)	alterations to, and installation of fixtures and fittings in the Premises,

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

including but not limited to those obligations set out in clauses 10 and, to the extent not inconsistent with the Tenant’s obligations under special condition 3 and this special condition 5, those obligations extend to the Landlord Owned Works.

(5)	Within thirty (30) days of practical completion of the Landlord Owned Works, the Tenant must furnish to the Landlord a costed schedule report:

(a)	prepared by a qualified quantity surveyor;

(b)	consistent with the items to which the Fitout Contribution is or has been applied; and

(c)	otherwise to the satisfaction of the Landlord (acting reasonably),

listing those items included in the Landlord Owned Works which will be owned by the Landlord under this special condition 5, and in a form sufficient, as determined by the Landlord, for the Landlord to utilise as a basis for the preparation of a depreciation schedule.

6	Landlord Works

6.1	Works

The Landlord will procure the performance of the following works to the Premises:

(1)	Installation of double glass entry doors on the south-eastern side of the floor of the Building on which the Premises are located, the specifications of which will be determined at the Landlord’s discretion (acting reasonably); and

(2)	such works to render the Premises refurbished to a standard consistent with level 31 of the Building as at the date of this Lease (as determined by the Landlord, acting reasonably).

(collectively, the Landlord Works).

6.2	Timing

(1)	The Landlord will endeavour to complete the Landlord Works as soon as reasonably practicable after the later of:

(a)	the date this Lease is executed by the Tenant and delivered to the Landlord;

(b)	the date on which the Tenant has complied with its insurance obligations under clause 14 and obtained any other necessary insurances in respect of its fitout works reasonably required by the Landlord; and

(c)	the date on which the Tenant provides the Bank Guarantee to the Landlord pursuant to clause 18.

(2)	The Landlord will:

(a)	consider, acting reasonably, any material concerns raised by the Tenant in relation to the Landlord Works; and

(b)	undertake any rectification works it considers are needed to address the Tenant’s concerns,

provided such concerns are raised by the Tenant prior to commencing its fitout of the Premises.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

6.3	Acceptance

Subject to compliance by the Landlord with special conditions 6.1 and 6.2, the Tenant must accept the Premises in their condition on completion of the Landlord Works and may not:

(1)	object;

(2)	claim against the Landlord or the Landlord’s Employees;

(3)	rescind or purport to rescind or terminate this Lease;

(4)	withhold or offset any Rent or other monies due to the Landlord under this Lease,

because of or in respect of the condition of the Premises upon completion of the Landlord Works.

7	Condition report

As soon as practicable after completion of the Landlord Works, the Landlord will procure a condition report detailing the condition of the Premises (Condition Report):

(1)	prepared by an appropriately qualified and independent consultant of the Landlord’s choosing, in consultation with the Tenant;

(2)	the costs of which will be shared by the Landlord and Tenant, with the Tenant’s share to be paid to the Landlord by the Tenant within 14 days of a written request by the Landlord;

(3)	which the Landlord and Tenant now agree, except in the case of manifest error, will be conclusive evidence as to the condition of the Premises as at the First Occupancy Date; and

(4)	which the Tenant authorises the Landlord to attach to this Lease as Annexure C to this Lease.

8	Make good

(1)	Despite anything to the contrary in this Lease:

(a)	if the Tenant either validly exercises its option for the further term under clause 3; and

(b)	the Landlord does not terminate the lease during the course of that further term,

the Tenant may but is not required to comply with clause 12, both on or before the date the initial Term of this Lease ends and on or before the lease for the further term ends, but must leave the Premises, Landlord’s Fittings and Tenant’s Fittings in a clean and tidy condition to the satisfaction of the Landlord, acting reasonably.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(2)	If, despite special condition 8(1), the Tenant elects to remove any Tenants Fittings upon expiry of the further term under clause 3:

(a)	it must immediately make good any damage caused in doing so, including but not limited patching, repainting and otherwise returning all altered surfaces to their original condition; and

(b)	the provisions of clauses 12.3 to 12.8 (both inclusive) will apply to such make good works, with the ‘Tenant’s Works’ constituting the works described in special condition 8(2)(a).

9	Car parking

The Tenant:

(1)	acknowledges that it is aware that the Building car park is not operated by the Landlord, but by a separate operator and manager; and

(2)	warrants that the Landlord has made no representations and that the Tenant has relied solely on its own enquiries in relation to the car park, including but not limited to car parking availability or rates.

10	Directory board and lift lobby signage

The Tenant may place its name on the tenancy directory board in the lobby of the Building during the Term, the format and location of which will be at the Landlord’s reasonable discretion.

11	After hours air conditioning

The Tenant acknowledges that:

(1)	if it requires air-conditioning outside the hours in Item 13(b) (After Hours Air-conditioning) it must submit a prior request to the Manager;

(2)	it must pay the costs of After Hours Air-conditioning to the Landlord on demand, which as at the Commencement Date, will be levied at $45.00 per hour per floor of the Building; and

(3)	the charges for After Hours Air-conditioning may be increased by the Landlord from time to time.

12	Additional amendments to clauses

12.1	Definitions

(1)	Clause 1.1(18) is amended to read as follows:

‘Cost or Costs means the amount of any cost, charge, expense, outgoing, payment or other expenditure of any nature incurred by or on behalf of the Landlord and whether or not it is:

(a)	direct;

(b)	indirect or consequential;

(c)	accrued or paid; or

(d)	reasonable or not,

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

and includes all direct legal costs (solicitor, Counsel and Court costs) of the Landlord on a full indemnity basis provided that for the purposes of:

(e)	special condition 3.2 and clauses 5.2, 8.2 (1)(f),13.1, 14.1(2) and 15.4(2), paragraphs (b) and (c) of this definition will not apply; and

(f)	clauses 8.2(1)(f) and 13.1, paragraph (d) of this definition will also not apply;’

(2)	Clauses 1.1(27)(a) and 1.1(27)(b) are deleted and replaced with the words ‘Deliberately omitted’.

(3)	Clause 1.1(44) is amended to read as follows:

Tenant’s Employees includes the Tenant’s employees, contractors, agents, consultants, customers, clients, visitors, subtenants, licensees or others who may be in the Building or on the Land, with or without invitation (other than employees, contractors and agents of the Landlord, Head Landlord and Concurrent Landlord);

12.2	Parties and capacity

Clause 1.3(3)(c) is amended to read as follows:

‘all authorisations by any Authority (whether in Australia or not) that are required or will be required in connection with the execution and delivery of, the performance of obligations under or the validity or enforceability of, the Tenant’s obligations under this Lease have been obtained or effected and are or will be fully operative and in full force and effect’

12.3	Inconsistency

Clause 1.6 is amended by inserting a new paragraph (b):

’The Landlord confirms that, to the best of its knowledge, nothing in the Head Lease does or will prejudice, undermine or invalidate this Lease.’

12.4	Holding over

Clause 2.2(3)(b) is amended to read as follows:

‘the Rent or any part of it then payable for the monthly tenancy may be increased by notice by the Landlord to the Tenant, such increase to apply one month from the date of such notice;’

12.5	Option

Clause 3.1(2) is amended to read as follows:

‘is not in breach of this Lease in relation to which the Tenant has received written notice when the Tenant gives that notice and does not breach an essential term of this Lease in relation to which the Tenant receives written notice throughout the period from giving the Tenant’s notice to the Termination Date.’

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

12.6	New lease

Clause 3.2(2) is amended to read as follows:

‘necessary to accommodate variations:

(a)	to this Lease which become effective during the Term; and

(b)	any Law.’

12.7	Market rent review

(1)	Clause 4.5(2) is amended to read as follows:

‘Within 15 Business Days after service of the Landlord’s notice, the Tenant may serve on the Landlord a notice (Tenant’s notice) disputing the amount stated in the Landlord’s notice, stating the amount which the Tenant considers to be the market rent for the Premises and requiring the market rent to be determined under clauses 4.5(4) to 4.8. Without limiting any other circumstances in this Lease where time is of the essence, time is of the essence in respect of the giving of the Tenant’s notice.’

(2)	Clause 4.5(3) is amended to read as follows:

‘If the Tenant fails to give the Tenant’s notice within the 15 Business Days required by clause 4.5(2), the Rent payable until the next review date will be the amount set out in the Landlord’s notice.’

12.8	Valuer’s criteria

Clauses 4.7(2)(d), 4.7(2)(e), 4.7(3)(f) and 4.7(4) are deleted and replaced with the words ‘deliberately omitted’.

12.9	Minimum Rent

Clause 4.8 is deleted and replaced with the words ‘Deliberately omitted’.

12.10	Payment of rent pending review

Clause 4.9(1) is amended to read as follows:

‘Until the determination of Rent has been made under clause 4.5, the Tenant must continue to pay Rent at the rate payable at the date of the Landlord’s notice.’

12.11	Definition of operating expenses

(1)	Clause 5.2(4) is amended to read as follows:

‘land taxes or taxes in the nature of a tax on land, calculated on a single holding basis;’

(1)	A final paragraph is added at the end of clause 5.2 to read as follows:

‘but in all cases excluding:

(a)	expenditure related to items of a capital or structural nature;

(b)	costs recoverable under a policy of insurance held by the Landlord; and

(c)	costs recoverable from a tenant, licensee or other occupier of the Building’.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

12.12	Operating expenses

(1)	Clause 5.4(1) is deleted

(2)	Clause 5.4(2) is amended to read as follows:

‘The Tenant must pay the Landlord the Tenant’s Proportion of any increase in any operating expenses over the operating expenses year expiring 30 September 2013.’

(3)	Clause 5.4(3) is deleted

(4)	Clause 5.4(5) is amended to read as follows:

“As soon as practicable after the expiration of each operating expenses year, the Landlord must furnish an itemised statement to the Tenant containing particulars of the operating expenses actually incurred by the Landlord and the operating expenses payable by the Tenant”

12.13	Supply by Landlord

Clause 5.9 is amended to read as follows:

‘If the Landlord supplies a Service to the Premises, excluding any Service that is separately charged as an operating expense, the Tenant must pay the charges relating to the Service within 10 Business Days after being invoiced for it.’

12.14	Permitted Use

Clause 7.1 is amended to read as follows:

‘The Tenant must:

(1)	not use, occupy or permit the Premises to be used or occupied for any purpose other than as stated in Item 12; or

(2)	subject to clauses 15.7 and 16, not leave the Premises unoccupied for a period exceeding 20 Business Days.’

12.15	Compliance with laws and requirements

Clause 7.4(1)(a) is amended to read as follows

‘the Premises, and not contravene any Laws and Requirements concerning the Building, the Common Areas and Land and any of the Tenant’s Fittings; and’

12.16	Assignment and subletting

(1)	Clause 8.2(1)(h) is amended to read as follows:

‘in the case of an assignment, the incoming tenant provides the Landlord with a Bank Guarantee for an amount in no case less than that required of the Tenant as at the date of assignment’.

(2)	Clause 8.2(2)(a) is deleted and replaced with the words ‘Deliberately omitted’.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

12.17	Personal Property Securities Act

Clause 9(11) is deleted and replaced with the words ‘deliberately omitted’.

12.18	Repair of premises

Clause 10.1(1) is amended to read as follows:

‘The Tenant must keep the Premises, the Tenant’s Fittings and the Landlord’s Fixtures (to the extent such Landlord’s Fixtures are located in and exclusively service the Premises) in good repair and condition having regard to their state of repair and condition as described in the Condition Report (where the relevant Tenant’s Fitting or Landlord’s Fixture is described in the Condition Report), except for:

(a)	fair wear and tear (where not excluded or required to be renovated, repaired or made good by this Lease); and

(b)	damage covered by insurances taken out by the Landlord in respect of the Premises.’

12.19	Maintenance and breakages

Clause 10.2(1)is amended to read as follows:

‘immediately make good any damage (including any to the Premises, Building or Land) to the extent caused or contributed to by any act, negligence, omission or default of the Tenant or the Tenant’s Employees or by its or their use or occupancy of the Premises or by the installation, use or removal of the Tenant’s Fittings, including but not limited to immediately repairing or replacing:

(a)	broken glass with glass of the same quality;

(b)	damaged or inoperative electric light bulbs, globes, tubes and other means of illumination and light switches and power points which may become damaged or fail to operate; and

(c)	Landlord’s Fixtures which are broken or damaged by the Tenant or the Tenant’s Employees.’

12.20	Landlord may enter

Clause 10.4 is amended to read as follows

(1)	‘Subject to the same notice requirements set out in clause 10.3(1), the Landlord and the Landlord’s Employees may enter the Premises with workers, agents and other authorised persons and necessary materials and appliances to:

(a)	comply with any Law or Requirement involving the destruction of noxious animals, rodents or other pests;

(b)	carry out any repairs or works required under the provisions of this Lease;

(c)	exercise the Landlord’s rights under this Lease; or

(d)	provide any Services to the Tenant.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(2)	In exercising its powers under this clause 10.4, the Landlord will:

(a)	endeavour to cause as little inconvenience to the Tenant as is reasonably practicable in the circumstances; and

(b)	make good any damage caused by the Landlord or the Landlord’s Employees.’

12.21	Notice of damage or defect in services

(1)	Clause 10.5(1) is amended to read as follows

‘any damage to, defect or disrepair which the Tenant is aware of or ought to be aware of, in the Premises, Services (to the extent they are supplied under this Lease or available to the Tenant) or the Landlord’s Fixtures;’

(2)	Clause 10.5(3) is amended to read as follows:

‘any notice received from any Authority in relation to the Premises or this Lease.’

12.22	Head Landlord’s and Concurrent Landlord’s entitlements

Clause 10.7 is amended to read as follows:

‘The Tenant will at all times permit the Landlord, the Head Landlord and while the Concurrent Lease is in force, the Concurrent Landlord to exercise the Landlord’s powers to enter and view the Premises and to carry out repair and other work on the Premises as required or permitted under this Lease and to otherwise exercise or perform its lawful rights or obligations in respect of the Premises’.

12.23	Tenant to redecorate

Clause 11.2 is deleted and replaced with “deliberately omitted”

12.24	Tenant to yield up

Clause 12.1(3) is replaced with “deliberately omitted”

12.25	New condition

Clause 12.2 is amended to read as follows:

(1)	‘The Tenant must carry out the necessary works and perform those obligations set out in clause 12.1 (collectively, the ‘Tenant’s Works’) to return the relevant part of the Premises to the condition as shown in the Condition Report and otherwise comply with clause 10.1.

(2)	Unless inconsistent with the Condition Report, the Tenant’s Works will include replacing with new parts any parts of the Premises which have been lost, are missing or, in the Landlord’s reasonable opinion, have been damaged or have deteriorated and need to be replaced.’

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

12.26	Make good payment

A new clause 12.9 is added to read as follows:

(1)	The Tenant may elect to pay to the Landlord a sum of money in lieu of complying with its obligations under this clause 12 (Make Good Payment), such Make Good Payment to be equal to the estimated cost of compliance with this clause 12, and such:

(a)	election to be made by notice by the Tenant to the Landlord within 10 Business Days of the provision of the quotations under clause 12.9(2) and

(b)	estimated cost to be determined in accordance with clause 12.9(2).

(2)	The Landlord will, within 10 Business Days of a written request by the Tenant provide to the Tenant two independent quotations from qualified contractors for the estimated costs to comply with clause 12 and the Make Good Payment will automatically be the lower of those two quotations.

(3)	The Tenant must pay the Make Good Payment within 10 Business Days of an election under clause 12.9(1)(a).

(4)	The written request by the Tenant under clause 12.9(2) must be made by no later than 30 Business Days prior to the expiry or earlier termination of this Lease, failing which the Tenant’s right to make an election under this clause 12.9 will automatically end.

12.27	Alterations and additions

Clause 13.1(1) is amended to read as follows:

‘The Tenant must not alter or add to the Premises or the Tenant’s Fittings, install or alter any partitions or install any heavy article without the Landlord’s prior consent, such consent not to be unreasonably withheld if such alteration, addition or installation:

(1)	will not affect the structure of the Building or Services; and

(2)	will cost less than $10,000,,

but no consent is required for the addition or installation of goods and equipment of a minor and non-fixed nature that will not affect the structure of the Building or Services’.

12.28	Alterations

Clause 13.1(3)(h) is amended to read as follows:

“subject to clause 12.1(2) the Tenant to agree that all or part of the work must remain on the Premises at the termination or expiry of the Lease at no cost to the Landlord; and

12.29	Tenant’s insurances

Clause 14.3 is amended to read as follows:

“The Tenant must ensure that all policies of insurance effected or required to be effected by the Tenant under this clause 14:

(a)	is taken out with an independent and reputable insurer approved by the Landlord;

(b)	in respect of the public risk policy:

(i)	is for an amount, covers risks and contains conditions which are acceptable to the Landlord and its insurer (including cross-liability and waiver of subrogation); and

(ii)	is on an occurrence, not a claims made basis,

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(c)	in respect of the plate glass policy is for an amount, covers risks and contains conditions which are acceptable to the Landlord and its insurer; and

(a)	notes the interest of the Landlord, Head Landlord and, while the Concurrent Lease is in force, the Concurrent Landlord.

12.30	Payment and production of insurance policies

Clause 14.4(2) is amended to read as follows:

“If requested by the Landlord, the Tenant must produce certificates of currency as evidence of the insurance which the Tenant is required to effect under this clause 14 and the receipt or other evidence of up to date payment of the premium.”

12.31	Effect on the Head Landlord’s, Concurrent Landlord’s and Landlord’s insurance

Clause 14.5(1)(d) is amended to read as follows:

‘conflict with any Law or Requirement, the requirements of the Head Landlord’s, the Concurrent Landlord’s or the Landlord’s insurer relating to fire, fire safety or fire prevention or any insurance policy in respect of the Premises or any property in them, provided the Tenant is aware, or ought reasonably be aware of any such requirement’

12.32	Indemnities

(1)	Clause 14.9(1)(g)(i) is amended to read as follows:

‘which the Indemnified is permitted or required to do to enforce its rights against the Tenant under this Lease; or’

(2)	A new clause 14.9(3) is added to read as follows:

‘The indemnities in this clause 14.9 do not apply to:

(a)	any Claims not arising at, upon or in connection with the Premises except to the extent caused or contributed to by the Tenant or the Tenant’s Employees;

(b)	the negligent acts or omissions on the part of the Indemnified the onus of proof of such negligent act or negligent omission being at all times upon the Tenant.’

12.33	Failure of service

Clause 15.5 is amended to read as follows:

“Subject to clause 15.3 the Tenant will have no Claim against the Landlord nor will the Tenant be entitled to terminate this Lease solely because:

(1)	the Services fail to operate: or

(2)	the Landlord shuts down or removes any Services to repair, maintain or replace them or because of the provisions of any Law or Requirement.”

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

12.34	Additional rights

(1)	Clause 15.6(10) is amended to read as follows:

‘change, grant rights in relation to, remove or alter signage of the Building or on the Land, subject to the Tenant’s rights under special condition 10’

(2)	Clause 15.6(11) is amended to read as follows:

‘appoint agents or others (including a Manager) to exercise any of its rights or perform any of its duties under this Lease.’

12.35	Inconsistency between Building Rules and Lease

A new clause 15.13 is added to read as follows:

‘Despite any other provision of this Lease (excluding the Building Rules), the provisions of this Lease take priority over the terms of the Building Rules (as varied under this Lease) to the extent of any inconsistency’

12.36	Abatement

Clause 16.2(1) is amended to read as follows:

‘If the Premises or means of access to the Premises within the Building are damaged or destroyed so as to render any part of the Premises wholly or substantially:

(a)	unfit for occupation and use by the Tenant; or

(b)	inaccessible having regard to the nature and location of the Premises and the normal means of access to them;

then subject to this clause 16 from the date that the Tenant notifies the Landlord of the damage or destruction (damage notice):

(c)	the Rent;

(d)	any other money payable by the Tenant; and

(e)	the covenant to repair and maintain;

will abate according to the nature and extent of the damage or destruction sustained until the Premises are:

(f)	restored;

(g)	made fit for the Tenant’s occupation and use; or

(h)	made accessible.’

12.37	Landlord not obliged to reinstate

Clause 16.6 is amended to read as follows:

‘Subject to clause 16.4(3), nothing in this Lease obliges the Landlord to reinstate any part of the Premises or any means of access to them.’

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

12.38	Forfeiture of Lease

(1)	Clause 17.2(1) is amended to read as follows:

‘The Landlord may rescind this Lease by notice to the Tenant or re-entry if the Tenant fails to pay Rent when due provided it has provided notice required under clause 17.2(2).’

(2)	Clause 17.2(4)(a) is deleted.

(3)	Clause 17.2(5) is amended to read as follows:

‘The time fixed for the purposes of section 146 of the Property Law Act 1958 and this clause 17.2 is 14 days, except in relation to non-payment of Rent in which case the time fixed is 5 Business Days.’

12.39	Landlord default

A new clause 17.9 is added to read as follows:

‘Notwithstanding any other provision of this Lease, the Tenant will not be liable to the Landlord for any default of this Lease by the Landlord, except to the extent caused or contributed to by the Tenant or the Tenant’s Employees.’

12.40	Bank guarantee

(1)	Clause 18.1(1)(b) is deleted and replaced with the words ‘deliberately omitted’.

(2)	A new clause 18.4 is added to read as follows:

‘The Landlord will return the Bank Guarantee to the Tenant (or such part of the Bank Guarantee that is not called upon in accordance with this Lease) to the Tenant as soon as reasonably practicable after it is satisfied that the Tenant’s obligations under this Lease have been discharged, but in any event by no later than 6 months after the expiry or earlier termination of this Lease’

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

Sublease dated

Parties	Australia and New Zealand Banking Group Limited ACN 005 357 522
of 833 Collins Street, Docklands, Victoria, 3008
(Landlord)

Mesoblast Limited ACN 109 431 870
of level 39, 55 Collins Street, Melbourne, Victoria, 3000
(Tenant)

Collins Place Pty Ltd ACN 084 238 497
and
Collins Place No. 2 Pty Ltd ACN 090 537 643
both of Level 24, 33 Alfred Street, Sydney, New South Wales, 2000
(Head Landlord)

AMP Capital Investors Limited ACN 001 777 591
of Level 13, 50 Bridge Street, Sydney, New South Wales, 2000
(Concurrent Landlord)

Introduction

A	The Head Landlord is the registered proprietor of the Land.

B	By the Concurrent Lease the Head Landlord leased to the Concurrent Landlord the Land on which the Building is situated.

C	Under the Head Lease, the Landlord holds a leasehold interest in the Building.

D	The Head Lease provides that subject to the consent of the Head Landlord being obtained the Landlord may sub-let the Building in whole or in part.

E	The Head Landlord is the Original Landlord’s successor in title.

F	The Landlord, with the consent of the Head Landlord and Concurrent Landlord, has agreed to grant the Tenant a sub-lease of the Premises on the terms and conditions of this Lease.

1	Definitions and interpretation

1.1	Definitions

In this Lease unless the context otherwise requires:

(1)	Air Conditioning Equipment means the plant, piping, electrical installations, ductwork, diffusers and all other equipment used to heat, cool, circulate and extract air throughout the Building;

(2)	Area means an area calculated by using the Method of Measurement;

(3)	Australian Institute means the Australian Property Institute Incorporated Victorian Division or its successor or other organisation replacing it;

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(4)	Authority includes any:

(a)	government or semi-government authority in any jurisdiction, whether federal, state, territorial or local;

(b)	provider of public utility services, whether statutory or not; and

(c)	other person, authority, instrumentality, statutory corporation or body having jurisdiction, rights, powers, duties or responsibilities over the Premises, the Building or Collins Place or any part of them or anything in relation to them;

(5)	Bank Guarantee means an unconditional and irrevocable bank guarantee, without an expiry date, issued by a financial organisation approved by and in favour of the Landlord as security for performance by the Tenant of its obligations under this Lease;

(6)	Building means the building situate at 55 Collins Street, Melbourne and being part of Collins Place;

(7)	Building Plant means those items or installations of plant and equipment including all pipes wires and conduits associated therewith located in Collins Place and exclusively servicing or exclusively providing facilities to the Building as a whole or any part thereof including the Premises;

(8)	Building Rules means the rules for the Building set out in Annexure A to this Lease including any variation or amendment of those rules from time to time in accordance with clause 15.12 hereof;

(9)	Business Day means a day that is not a Saturday, Sunday or public holiday in Melbourne, Victoria;

(10)	Claim means any claim, demand, remedy, suit, injury, damage, loss, Cost, liability, action, proceeding or right of action;

(11)	Collins Place means so much of the land remaining untransferred in Certificate of Title Volume 9006 Folio 341, bounded to the north by Collins Street, to the west by Exhibition Street, to the south by Flinders Lane and being situate at 17-65 Collins Street Melbourne together with all improvements including the hotel, theatre, office buildings, retail shops, professional suites, walkways, public lifts, carpark, landscaped areas and recreation areas;

(12)	Common Areas means those areas located in the Building (not being areas leased to or otherwise appropriated for the exclusive occupancy of any tenant occupier or the Landlord) set aside or appropriated from time to time being stairways, entrances, landings, passageways, corridors, lobbies, toilets, washrooms, tea rooms and lifts (including all associated fittings, furnishings, floor coverings, window furnishings and rights) intended for common use by the Landlord and/or the other occupants of the Building and their agents and invitees;

(13)	Common Areas of Collins Place means those areas in Collins Place (not being or intended to be the subject of any lease or otherwise appropriated or set aside for the exclusive occupancy of any person and not being located in any office building or hotel building in Collins Place) set aside or appropriated from time to time for access and egress purposes and for the amenity and enjoyment of the tenants and occupants of Collins Place and such other persons including the public as the Head Landlord or the Concurrent Landlord permits from time to time or for the housing of Common Plant and including walkways, public lifts and escalators, public entrances, passageways, driveways, plant and machinery rooms, landscaped areas, carparking areas, loading docks, public toilets and recreational areas including all associated fittings, furnishings and floor coverings;

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(14)	Common Plant means those items or installations of plant and equipment including all associated pipes wires and conduits located in Collins Place servicing or providing facilities for the whole or a substantial part of Collins Place including the Building;

(15)	Concurrent Lease means the lease made on 20 May 2004 between the Head Landlord, as landlord, and the Concurrent Landlord, as tenant, under which Collins Place and the Building (among other things) was demised to the Concurrent Landlord;

(16)	Concurrent Landlord includes its successors and permitted assigns and while the Concurrent Lease is in force, the reversion immediately expectant upon the determination of the term reserved under the Head Lease;

(17)	Control of a corporation includes the direct or indirect power to directly or indirectly:

(a)	direct the management or policies of the corporation; or

(b)	control the membership of the board of directors,

whether or not the power has statutory, legal, practical or equitable force or is based on statutory, legal or equitable rights and whether or not it arises by means of trusts, agreements, arrangements, understandings, practices, the ownership of any interest in shares or stock of that corporation or otherwise;

(18)	Cost or Costs means the amount of any cost, charge, expense, outgoing, payment or other expenditure of any nature incurred by or on behalf of the Landlord and whether or not it is:

(a)	direct;

(b)	indirect or consequential;

(c)	accrued or paid; or

(d)	reasonable or not,

and includes all direct legal costs (solicitor, Counsel and Court costs) of the Landlord on a full indemnity basis;

(19)	Default Rate means the rate 4% per annum higher than the rate fixed under section 2 of the Penalty Interest Rates Act 1983 from time to time;

(20)	First Occupancy Date means the date on which the Tenant or any predecessor in title of the Tenant first occupied the Premises, whether under this Lease or any previous lease or arrangement;

(21)	GST means the goods and services tax imposed by the GST Law including, where relevant, any related interest, penalties, fines or other charge;

(22)	GST Amount means the amount arrived at by multiplying the payment, or the relevant part of a payment if only part of a payment is the consideration, for a Taxable Supply, by the appropriate rate of GST prescribed under the GST Law from time to time;

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(23)	GST Law has the meaning given to that term in the A New Tax System (Goods and Services Tax) Act 1999 and includes any Australian Taxation Office public rulings;

(24)	Head Lease means the lease dated 1 November 1983 between a predecessor in title of the Head Landlord as lessor of the one part and the Landlord as lessee of the other part whereby the Building was demised to the Landlord for a term expiring on the 31st day of December 2031;

(25)	Head Landlord includes it successors and the reversion immediately expectant upon the determination of the term reserved under the Concurrent Lease;

(26)	Holding Company has the meaning given to it in the Corporations Act 2001, amended by replacing the words “more than one-half” with “50% or more” wherever they appear;

(27)	Insolvency Event means the happening of any of these events in relation to a party (Defaulting Party):

(a)	execution or other process of a court or authority or distress is levied for an amount exceeding $10,000 upon any of the Defaulting Party’s property and is not satisfied, set aside or withdrawn within 7 days after its issue;

(b)	an order for payment is made or judgment for an amount exceeding $10,000 is entered or signed against the Defaulting Party which is not satisfied within 7 days;

(c)	the Defaulting Party suspends payment of its debts;

(d)	where the Defaulting Party is a body corporate:

(i)	the Defaulting Party becomes an externally-administered body corporate under the Corporations Act 2001;

(ii)	steps are taken by any person towards making the Defaulting Party an externally-administered body corporate (but not where the steps taken consist of making an application to a court and the application is withdrawn or dismissed within 14 days);

(iii)	a controller (as defined in section 9 of the Corporations Act 2001) is appointed to any of the property of the Defaulting Party or any steps are taken for the appointment of such a person (but not where the steps taken are reversed or abandoned within 14 days);

(iv)	the Defaulting Party is taken to have failed to comply with a statutory demand within the meaning of section 459F of the Corporations Act 2001; or

(v)	a resolution is passed for the reduction of capital of the Defaulting Party or notice of intention to propose such a resolution is given, without the prior written consent of the other party;

(e)	where the Defaulting Party is a natural person:

(i)	the Defaulting Party authorises a registered trustee or solicitor to call a meeting of his or her creditors or proposes or enters into a deed of assignment or deed of arrangement or a composition with any of his or her creditors;

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(ii)	a person holding a security interest in assets of the Defaulting Party enters into possession of or takes control of any of those assets or takes any steps to enter into possession of or take control of any of those assets; or

(iii)	the Defaulting Party commits an act of bankruptcy; or

an event happens analogous to an event specified in clauses 1.1(27)(a) to 1.1(27)(e) to which the law of another jurisdiction applies and the event has an effect in that jurisdiction similar to the effect which the event would have had if the law of Australia applied;

(28)	Land means the land described in certificates of title volume 9006 folio 341 and volume 10494 folio 396;

(29)	Landlord includes its successors and permitted assigns, any person claiming through or under or in trust for the Landlord and the reversion immediately expectant upon the determination of the term reserved under this Lease;

(30)	Landlord’s Employees means and includes:

(a)	a Manager; and

(b)	each, every and any of its officers, employees, agents, consultants, workmen or contractors who may at any time be in or upon the Building (including the premises) or Collins Place;

(31)	Landlord’s Fixtures includes:

(a)	all plant and equipment (mechanical or otherwise) including Air Conditioning Equipment, fittings, fixtures, partitions, furniture, furnishings, window coverings, blinds, floor coverings, light fittings and other goods in or comprising any part of the Premises or Common Areas owned or supplied by the Landlord;

(b)	stop cocks, fire hoses, hydrants, fire prevention aids and other fire fighting equipment and systems located in or comprising any part of the Premises or servicing the Premises or Common Areas owned or supplied by the Landlord;

(c)	drains, basins, sinks, showers, toilets and urinals in the Building; and

(d)	entry and exit doors to the Premises;

(32)	Law includes any requirement of any statute, rule, regulation, proclamation, order in council, ordinance or by-law whether Commonwealth, state, territorial or local;

(33)	Lease means this sublease and includes all Schedules and Annexures to it;

(34)	Manager means a manger appointed by the Landlord to manage and administer this Lease and the Landlord’s rights and obligations in connection with the Building and Collins Place;

(35)	Method of Measurement means:

(a)	the method for the measurement of premises substantially similar to the Premises that is selected by the Landlord in its absolute discretion from the methods set out in the Property Council of Australia’s Method of Measurement for Lettable Area at the time that the measurement is carried out; or

(b)	if there is no relevant method referred to in clause 1.1(35)(a), the method or criteria which the Landlord selects as the most appropriate in its absolute discretion;

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(36)	Original Landlord means AMP Life Limited (formerly Australian Mutual Provident Society).

(37)	Premises means those premises described in 0 extending horizontally to the interior surfaces of the exterior walls and windows of the Building or the internal surfaces of those walls windows or partitioning dividing the Premises from the Common Areas as the case may be;

(38)	Reference Schedule means Schedule 1 to this Lease;

(39)	Requirement means any requirement, notice, order, direction, recommendation, consent, stipulation or similar notification received from or given by any Authority or under any Law, whether in writing or otherwise and regardless of to whom it is addressed or directed and includes the Building Rules;

(40)	Retail Leases Act means the Retail Leases Act 2003;

(41)	Services means:

(a)	any energy source, lighting, gas, fuel, electricity, power, telephone, water, sewerage, ventilation, drainage, air conditioning, hydraulic, elevator and security services or anything of a similar nature to any of them from time to time provided to the Premises or available for use by the Tenant;

(b)	all fixtures, fittings, appliances, plant and equipment, fire services, sprinkler systems or devices and all other services or systems provided in the Land or the Building or available for the Tenant’s use, whether or not they are also Landlord’s Fixtures; and

(c)	any systems or mechanisms from time to time utilised for access to the Land or the Building,

whether or not they supply or service areas other than the Premises and whether or not they are located wholly or partially on or within Common Areas;

(42)	Tenant includes in the case of the Tenant being a natural person his heirs executors administrators and permitted assigns or in the case of the Tenant being a body corporate its successors in title and permitted assigns;

(43)	Tenant’s Fittings includes all fixtures, fittings, plant, equipment, partitions and goods of all kind which are in or on the Premises during the Term and are supplied, owned or used by the Tenant in the Premises during the Term;

(44)	Tenant’s Employees includes the Tenant’s employees, contractors, agents, consultants, customers, clients, visitors, subtenants, licensees or others who may be in the Building or on the Land, with or without invitation (other than employees of the Landlord, Head Landlord and Concurrent Landlord);

(45)	Tenant’s Proportion means the percentage in Item 16; and

(46)	Term means the term of this Lease being the period set out in Item 6;

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(47)	Valuer means a person who is:

(a)	a fellow or an associate of not less than 5 years’ standing of the Australian Institute and active in the market for valuing premises substantially similar to the premises at the time of that person’s appointment; and

(b)	has at least 5 years’ immediate past experience in valuing premises substantially similar to the Premises.

1.2	Interpretation

In this Lease:

(1)	reference to:

(a)	one gender includes the others;

(b)	the singular includes the plural and the plural includes the singular;

(c)	a person includes a body corporate;

(d)	a party includes the party’s executors, administrators, successors and permitted assigns;

(e)	a statute, regulation, code or other law or a provision of any of them includes:

(i)	any amendment or replacement of it; and

(ii)	another regulation or other statutory instrument made under it, or made under it as amended or replaced;

(f)	month or monthly means calendar month or calendar monthly;

(g)	a right includes a remedy, right or power;

(h)	clauses, schedules and annexures will be construed as references to clauses of and schedules and annexures to this Lease;

(i)	an Item is to an item in Schedule 1;

(j)	a reference to something includes each part of it; and

(k)	money is to Australian dollars, unless otherwise stated.

(2)	“including” and similar expressions are not words of limitation;

(3)	where a word or expression is given a particular meaning, other parts of speech and grammatical forms of that word or expression have a corresponding meaning;

(4)	headings and any table of contents or index are for convenience only and do not form part of this Lease or affect its interpretation;

(5)	a provision must not be construed to the disadvantage of a party merely because that party was responsible for the preparation of this Lease or the inclusion of the provision in this Lease;

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(6)	if an act must be done on a specified day which is not a Business Day, it must be done instead on the next Business Day.

(7)	every obligation undertaken by a party to this Lease will be deemed to be and be construed as a covenant by that person.

1.3	Parties and capacity

(1)	If a party consists of more than 1 person, this Lease binds each of them separately and any 2 or more of them jointly.

(2)	An obligation, representation or warranty in favour of more than 1 person is for the benefit of them separately and jointly.

(3)	In addition to and despite all other warranties, expressed or implied, in this Lease, the Tenant warrants and covenants that:

(a)	it is empowered to enter into this Lease and to do all things that will be required by this Lease;

(b)	all things have been done or will be done as may be necessary to render this Lease legally enforceable in accordance with its terms and fully valid and binding on it; and

(c)	all authorisations by any Authority (whether in Australia or not) that are required or will be required in connection with the execution and delivery of, the performance of obligations under or the validity or enforceability of, this Lease have been obtained or effected and are or will be fully operative and in full force and effect.

1.4	Severability

(1)	As far as possible all provisions of this Lease will be construed so as not to be unenforceable, illegal or void in any respect.

(2)	If any provision of this Lease is unenforceable, illegal or void, that provision must, as far as possible, be read down to the extent necessary to ensure that it is not unenforceable, illegal, or void and so as to give it a valid operation of a partial character.

(3)	If any provision or part of this Lease cannot be read down, or if any provision in this Lease is unenforceable, illegal or void or makes this Lease or any part of it unenforceable, illegal or void, then that provision is severed and the rest of this Lease remains in force.

1.5	Whole agreement

(1)	This Lease:

(a)	is the entire agreement and understanding between the parties on everything connected with the subject matter of this Lease; and

(b)	supersedes any prior agreement or understanding on anything connected with that subject matter.

(2)	Each party has entered into this Lease without relying on any information or advice given or statement made (whether negligently or not) by any other party or any person purporting to represent that party.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

1.6	Inconsistency

As between the Head Landlord, Concurrent Landlord and Landlord, to the extent that there is an inconsistency between a provision of this Lease and a provision in the Head Lease, the provision of the Head Lease prevails.

1.7	Organisations

(1)	Where:

(a)	there is a reference to an Authority; and

(b)	the Authority is reconstituted, reconstructed, privatised, ceases to exist or is replaced or its powers or functions are transferred to another entity;

the reference must be read as being to the reconstituted, reconstructed or privatised entity or an entity established or constituted in replacement of or which succeeds to the relevant powers and functions of or which serves substantially the same purposes or has substantially the same objects as the Authority.

(2)	Reference to the president of an Authority will, in the absence of a president, be read as reference to the senior officer for the time being of the Authority or any other person fulfilling the duties of president.

1.8	Areas and measurement

Unless the context otherwise requires, where all or any part of the Premises, Land or Building is to be calculated or measured for the purposes of this Lease, those calculations and measurements must be in accordance with the Method of Measurement.

1.9	Landlord’s consent

Unless otherwise stated, if the Landlord’s consent or approval is required it:

(1)	may be granted or withheld at the Landlord’s absolute discretion;

(2)	may be granted or withheld subject to any conditions that the Landlord considers necessary or appropriate; and

(3)	is not effective unless it is in writing.

1.10	Written notices

If a provision of this Lease requires a notice to be given by a party, it must be in writing.

1.11	Prohibitions and restrictions

Where the Tenant is either prohibited by this Lease from doing something, or is not permitted to do something under this Lease, that prohibition or restriction extends to:

(1)	prohibiting the Tenant from consenting to any other person or entity to do anything that the Tenant is prohibited from doing;

(2)	restricting the Tenant from in any way consenting to any other person or entity to do anything that the Tenant is not permitted to do; and

(3)	prohibiting and restricting the Tenant from doing that thing in Common Areas.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

1.12	No caveat

The Tenant must not lodge a caveat on title to the Land, or allow a caveat lodged by a person claiming through the Tenant to remain on title to the Land.

1.13	Exclusion of statutory provisions

To the extent permitted by Law:

(1)	the covenants, powers and provisions if any implied in leases by virtue of any Law or Requirement (including those in section 144(1) of the Property Law Act 1958) are excluded and expressly negatived; and

(2)	the application to this Lease of any Law, Requirement or moratorium that directly or indirectly:

(a)	extends or reduces the Term;

(b)	reduces or postpones the payment of any Rent;

(c)	lessens or affects in favour of the Tenant any obligation under this Lease;

(d)	delays, prevents or prejudicially affects the exercise by the Landlord of any right, power or remedy under this Lease or the recovery of any Rent or penalty; or

(e)	otherwise affects the operation of any of the covenants, terms and conditions of this Lease,

is excluded from this Lease and may not be enforced by the Tenant against the Landlord.

1.14	Tenant’s covenants bind servants, agents etc

Where in this Lease it is provided that the Tenant:

(1)	covenants promises undertakes or agrees to perform or observe some act or thing; or

(2)	to refrain from doing or carrying out some act or thing,

such covenant promise undertaking or agreement shall be read and construed as including a provision that the Tenant must:

(3)	procure that the Tenant’s Employees perform or observe such act or thing; or

(4)	refrain from so doing or carrying out such act or thing

respectively.

2	Term and holding over

2.1	Term

(1)	With the consent of the Head Landlord and Concurrent Landlord, the Landlord grants to the Tenant and the Tenant takes a lease of the Premises for the Term commencing on the Commencement Date and ending on the Termination Date on the terms of this Lease.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(2)	The grant is subject to all registered and unregistered encumbrances, covenants, restrictions or reservations affecting the Premises and any other encumbrance, right, reservation or restriction contemplated by this Lease.

(3)	Subject to this Lease and the Building Rules, the Tenant may use the Common Areas for the purpose for which they are intended.

2.2	Holding over

(1)	The Tenant must only occupy the Premises after the Termination Date:

(a)	having first obtained the prior written consent of the Landlord to do so; or

(b)	under a lease arising from the valid exercise of an option to renew.

(2)	The Landlord must notify the Head Landlord and the Concurrent Landlord if the Landlord approves the Tenant to occupy the Premises after the Termination Date pursuant to clause 2.2(1)(a).

(3)	If the Tenant continues to occupy the Premises after the Termination Date with the written consent of the Landlord (except under a lease arising from the valid exercise of an option to renew):

(a)	the Tenant will occupy the Premises as a monthly tenant at rental equal to one-twelfth of the Rent at the Termination Date, payable monthly in advance and with the first of the monthly payments to be made on the day following the Termination Date;

(b)	the Rent or any part of it then payable for the monthly tenancy may be increased by notice by the Landlord to the Tenant;

(c)	without limiting any other right of the Landlord, the monthly tenancy can be terminated at any time by either the Landlord or the Tenant giving 1 months’ notice to the other, expiring on any date;

and otherwise the tenancy will continue on the terms and conditions of this Lease, as they apply to the monthly tenancy but any Bank Guarantee or security deposit will not be reduced and the Landlord may require other changes in its absolute discretion as a condition of giving its consent to the continued occupation.

(4)	The Head Landlord and the Concurrent Landlord can require the Landlord to terminate the monthly tenancy under clause 2.2(3)(c) at any time.

3	Further Term(s)

3.1	Option

If Item 7 contains a proposed further term or terms, the Landlord is only obliged to grant a further lease of the Premises to the Tenant if the Tenant:

(1)	gives notice to the Landlord stating that the Tenant wants a new lease of the Premises for the next option term specified in Item 7 within the period:

(a)	from and including the day that is 12 months before the Termination Date; and

(b)	the day that is 10 months before the Termination Date,

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(2)	with the last day in which the Tenant may give such a notice specified in Item 7, is not in breach of this Lease, both when the Tenant gives that notice and throughout the period from giving the notice to the Termination Date;

(3)	has not been in breach of this Lease on two or more occasions in relation to which the Tenant has received notice from the Landlord during the Term nor breached an essential term of this lease as set out in 17.1; and

(4)	delivers to the Landlord before the Termination Date all replacement securities required under clause 18.1(1)(b) to secure the Tenant’s obligations under the new lease.

3.2	New lease

Any further lease referred to in clause 3.1 will be on the same terms and conditions as this Lease, but subject to those variations that the Head Landlord, Concurrent Landlord and Landlord considers are:

(1)	required under clause 3.3;

(2)	necessary to accommodate variations in:

(a)	the standard form of lease then used by the Landlord;

(b)	management of the Premises and the method of charging or collecting operating expenses;

(c)	the design or structure of the Premises or Services;

(d)	any variations to this Lease which become effective during the Term; and

(e)	any Law or Requirement.

3.3	Terms of further lease

(1)	In a further lease, Schedule 1 will be completed as follows:

Item 4	Commencement Date: The day after the Termination Date of this Lease.

Item 5	Termination Date: The last day of the term of the next further lease in Item 7.

Item 6	Term: The term of the next further lease in Item 7.

Item 7	Option to Renew: If the particulars of more than one further lease are specified in Item 7, the particulars of the further lease first specified will be deleted.

Item 8	Rent: An amount to be agreed between the Landlord and the Tenant and, failing agreement 3 months before the Term expires, an amount to be determined by following the procedure set out in clause 4.5 to clause 4.9.

Item 9	Index Review Dates: Not applicable.

Item 10	Market Review Dates: Not applicable

Item 11	Fixed Rent Increase Dates: Each anniversary of the Commencement Date.

(2)	The Landlord will make other changes to Schedule 1 that may be necessary to reflect the exercise of the option in accordance with this Lease.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

3.4	Omission of this clause

This clause 3 will be omitted from any further lease that is created by the exercise of the last option to renew.

3.5	Parties to sign further lease

Without limiting clause 3.1, the Landlord, the Tenant and the Guarantor must sign the further lease within a reasonable time after service on the Landlord of a notice under clause 3.1(1).

4	Rent and rent reviews

4.1	Rent

(1)	The Tenant must pay the Rent to the Landlord:

(a)	without demand;

(b)	without any deduction, counterclaim or right of set-off; and

(c)	by equal monthly instalments, and proportionately for any part of a month, in advance and on the first day of each month.

(2)	The first instalment of Rent must be paid on the later of the Commencement Date or the Rent Commencement Date.

4.2	Payment method

(1)	All Rent and other amounts due under this Lease must be paid by direct transfer to the bank account notified to the Tenant by the Landlord from time to time and in the absence of any such notification, to the place and in the manner directed by the Landlord from time to time.

(2)	Despite clause 4.2(1), the Tenant must, if requested by the Landlord to do so, establish a direct debit arrangement with the Tenant’s bank to pay all amounts due under this Lease on their due date to the bank account notified to the Tenant by the Landlord from time to time.

4.3	Rent review definitions

In this clause 4:

(1)	fixed rent increase date means each of the dates (if any) stated in Item 11;

(2)	index number means the Consumer Price Index (All Groups) for Melbourne published from time to time by the Australian Bureau of Statistics and if the Australian Bureau of Statistics updates the reference base of the index number, the index number must be appropriately adjusted so as to preserve the intended continuity of calculation by using the appropriate arithmetical factor determined by the Australian Bureau of Statistics;

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(3)	index review date means each of the dates (if any) stated in Item 9;

(4)	market review date means each of the dates (if any) stated in Item 10;

(5)	quarter means a 3 month period; and

(6)	review date means a fixed rent increase date, an index review date or a market review date, as the context requires.

4.4	CPI rent review

If Item 9 has been completed by inserting index review dates, the following provisions apply.

(1)	The Rent must be reviewed on each index review date to an amount represented by A in the following formula:

A	=	B x D
C

Where B	=	the index number released for the quarter ending immediately prior to the relevant index review date;

C	=	the index number released for the quarter ending immediately prior to the later of the Commencement Date or the last review date; and

D	=	the Rent payable immediately prior to the index review date.

(2)	If the Consumer Price Index (All Groups) for Melbourne is suspended or discontinued:

(a)	the words “index number” will mean the price index substituted by the Australian Bureau of Statistics; or

(b)	if no price index is substituted, the words “index number” will mean an index which the parties agree most closely reflects changes in the cost of living; and

(c)	if the parties cannot agree on a substitute index within 10 Business Days after a party notifies the other that the Consumer Price Index (All Groups) for Melbourne has been suspended or discontinued and that no price index has been substituted, the president of the Australian Institute, at the request of either party, may appoint an expert to determine a substitute index which most closely reflects changes in the cost of living and the words “index number” will mean that index.

(3)	If the Consumer Price Index (All Groups) for Melbourne is suspended or discontinued the Tenant must pay Rent payable at the relevant index review date pending the determination of a substitute index or an increase of Rent in accordance with this clause 4.4.

(4)	If the Consumer Price Index (All Groups) for Melbourne is suspended or discontinued and the expert appointed under clause 4.4(2) is unable to determine a substitute index within 20 Business Days after being appointed, the method of adjustment of Rent in relation to an index number will cease and the Rent will be increased by 6% per annum on each index review date.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

4.5	Market rent review

If Item 10 has been completed by inserting market review dates, then subject to clause 4.8 the Rent may be reviewed on each market review date to an amount determined in accordance with the following procedure.

(1)	The Landlord may vary the Rent to an amount which it considers to be the market rent for the Premises at the market review date by notice to the Tenant (Landlord’s notice) at any time within 9 months before and 9 months after the market review date.

(2)	Within 10 Business Days after service of the Landlord’s notice, the Tenant may serve on the Landlord a notice (Tenant’s notice) disputing the amount stated in the Landlord’s notice, stating the amount which the Tenant considers to be the market rent for the Premises and requiring the market rent to be determined under clauses 4.5(4) to 4.8. Without limiting any other circumstances in this Lease where time is of the essence, time is of the essence in respect of the giving of the Tenant’s notice.

(3)	If the Tenant fails to give the Tenant’s notice within the 10 Business Days required by clause 4.5(2), the Rent payable until the next review date will be the amount set out in the Landlord’s notice.

(4)	Within 10 Business Days of service of the Tenant’s notice, the Landlord and the Tenant either personally or by their representatives must meet and attempt to agree the market rent payable for the Premises at the relevant market review date.

(5)	If the Landlord and the Tenant have not agreed on the market rent for the Premises within 15 Business Days after service of the Tenant’s notice,

(a)	the dispute must be referred for determination by a Valuer, to be appointed by agreement between the Landlord and Tenant;

(b)	if the Landlord and Tenant cannot agree on the Valuer within 20 Business Days after service of the Tenant’s notice, the Valuer will be nominated by the president of the Australian Institute at the request of either the Landlord or the Tenant;

(c)	the appointed Valuer must give notice of acceptance of appointment to the Landlord and the Tenant;

(d)	the Valuer must as a condition of accepting the appointment agree to make a written determination of the market rent:

(i)	within 20 Business Days of appointment or as soon as possible after that date;

(ii)	in accordance with this clause 4.5 and clause 4.7; and

(iii)	that sets out reasons for that determination;

(e)	the Valuer must make a determination of the market rent as at the market review date, acting as an expert and not as an arbitrator;

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(f)	the Valuer’s determination will be final and binding on the Landlord and the Tenant;

(g)	the Valuer’s Costs must be paid by the Landlord and the Tenant equally; and

(h)	either party may pay the Valuer’s Costs and recover one-half of the amount paid from the other party.

4.6	Landlord’s and tenant’s submissions

(1)	A Valuer who accepts appointment under clause 4.5 may confer with the Landlord and the Tenant and may require either party to supply information which the Valuer considers relevant to the determination.

(2)	Any request for information must be complied with promptly in writing by the party to whom it is directed, who will make a copy of that information available to the other party.

(3)	Either party may supply the Valuer with other information which it considers relevant and, if it does so, must make a copy of that information available to the other party.

(4)	Information may be provided on a confidential basis and, if so, the party receiving it and the Valuer must treat the information as confidential and must not use that information other than for the purposes of clause 4.5.

(5)	The Landlord and the Tenant may make written submissions to the Valuer in relation to the market rent within 15 Business Days of receipt of written notice of the Valuer’s acceptance of that person’s appointment.

(6)	A party making a written submission must at the same time make a copy of it available to the other party.

4.7	Valuer’s criteria

(1)	In determining the market rent as at a market review date and subject to clauses 4.7(2) and 4.7(3), the Valuer may take into account any matters the Valuer considers relevant including taking into account or disregarding any written submissions received from the Landlord or the Tenant.

(2)	The Valuer must determine the market rent as at a market review date on a floor by floor basis and disregard:

(a)	any goodwill attributable to the Premises by reason of the trade, business or activity carried on by the Tenant and the value of the Tenant’s Fittings;

(b)	any state of disrepair of the Premises;

(c)	any money received under any sublease, subtenancy agreement or occupational arrangement in respect of the Premises (whether approved or not);

(d)	any inducement provided or to be provided to the Tenant in connection with the granting of this Lease;

(e)	any inducement then being provided or to be provided to any other tenant in relation to the taking of a lease of any other premises;

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(f)	the elapsed part of the Term as at the market review date (if any); and

(g)	anything (including part of a submission received from the Landlord or the Tenant) which is not consistent with the matters to be disregarded or taken into account under this clause 4.7.

(3)	In determining the market rent as at a market review date, the Valuer must:

(a)	have regard to the provisions of this Lease;

(b)	have regard to the remaining Term and any option for renewal;

(c)	have regard to the rent and operating expenses paid or payable in respect of other premises of a quality, nature, size and location substantially similar to the Premises;

(d)	assume that the Premises are being used for the highest and best use permitted by the relevant Laws and the provisions of this Lease;

(e)	assume that the Tenant has observed and performed all of the provisions of this Lease; and

(f)	assume that it is the Landlord’s and the Tenant’s express requirement that no reduction or adjustment will be made to the market rent on account of any inducement provided or to be provided to the Tenant to secure it as a tenant of the Premises or to any other tenant in relation to the taking of a lease of any other premises whether or not those premises are substantially similar to the Premises.

(4)	In this clause 4.7, inducement includes any inducement or incentive provided by the Landlord in respect of the Tenant’s entry into this Lease or any renewal of this Lease and includes any payment of money, transfer of property or goods, fit-out of premises or provision of services, assumption of obligation, rent moratorium or reduction, loan or gift.

4.8	Minimum rent

Regardless of any other provision of this Lease:

(1)	if the Rent is being reviewed to market, the Rent from the market review date will be the greater of:

(a)	the amount determined under clause 4.5; and

(b)	the Rent payable prior to that review date.

4.9	Payment of rent pending review

(1)	Until the determination of Rent has been made under clause 4.5, the Tenant must pay Rent at the rate of 90% of the amount stated in the Landlord’s notice or the Rent payable at the date of the Landlord’s notice, whichever is the greater.

(2)	Any variation in Rent as the result of review under clauses 4.4 or 4.5 will take effect on and from the review date.

(3)	Within 10 Business Days of the determination, the Landlord must refund any overpaid Rent or the Tenant must pay any shortfall.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

4.10	Fixed rent increase

(1)	If Item 11 has been completed by inserting fixed rent increase dates the Rent will be reviewed in accordance with clause 4.10(2).

(2)	The Rent will be increased on each fixed rent increase date to an amount represented by R in the following formula:

R = PR + (PR x A)

Where:

(a)	PR is the Rent payable immediately prior to the fixed rent increase date; and

(b)	A is the percentage stated at Item 11.

5	Operating expenses

5.1	Operating expenses year

The term operating expenses year means each period of 12 months ending on 30 September in each year, even if all or any part of that 12 month period falls outside the Term.

5.2	Definition of operating expenses

The term operating expenses means the total of all amounts payable by the Landlord or for which the Landlord may be or become liable in connection with the Premises relating to:

(1)	the Building or in or about the conduct management and maintenance of the Building (including the Premises) as an ‘A Grade’ commercial building; and

(2)	Collins Place and the conduct of cleaning, maintenance and management of the Common Areas of Collins Place and the Common Plant,

and including:

(3)	rates, taxes, charges, assessments, levies, duties, impositions and fees (excluding income and capital gains taxes payable by the Landlord) payable to any Authority or body in connection with the Land or the Premises or their use or occupation including but not limited to:

(a)	for any Services;

(b)	for waste and general garbage removal (including any excess);

(c)	for or in lieu of car parking; and

(d)	for the provision, reticulation or discharge of water including excess water, sewerage and/or drainage and other waste (including water and sewerage usage charges and meter rents);

(4)	land taxes or taxes in the nature of a tax on land, calculated on an actual assessment basis;

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(5)	insurance premiums and other amounts payable in respect of insurances effected by the Landlord in connection with the Premises, the Building, the Building Plant and Common Plant and their use or occupancy including:

(a)	industrial special risks for the Premises or any part of them for the full reinstatement and replacement value, including the following risks:

(i)	fire;

(ii)	flood;

(iii)	lightning;

(iv)	storm and tempest;

(v)	explosion;

(vi)	riots and civil commotion;

(vii)	strikes;

(viii)	malicious damage;

(ix)	earthquake;

(x)	impact by vehicles;

(xi)	impact by aircraft and articles dropped from them;

(xii)	internal flood water;

(b)	loss of rent or other money under this Lease arising from damage to or destruction of the Premises, the Building or any part of them or arising from diminution or loss of any means of access or other similar cause;

(c)	public liability for an amount of $20,000,000.00 for any one claim; and

(d)	such other insurable risks as the Landlord reasonably considers appropriate from time to time, acting reasonably including the Costs of complying with any Law or Requirement where no occupier of the Building is obliged to do so;

(6)	charges for and costs in relation to supply of water sewerage and drainage services to and the removal of all waste and other garbage from the Building and the Common Areas of Collins Place.

(7)	all fees and expenses payable in connection with the insurances and their renewal (including all broker fees, valuation fees, risk assessment fees and duties);

(8)	Costs of repairs, maintenance, and redecorating to and of the Building (excluding maintenance of a structural nature and maintenance, repairs, cleaning and redecorating to be undertaken by another occupier of the Building) including Costs of operating, supplying, maintaining and repairing the Services including all amounts payable under any maintenance contract for the maintenance of such Services;

(9)	Costs of the Landlord to repair, maintain, service and run the Landlord’s Fixtures and Common Areas (except to the extent that another occupier of the Building is required to do so) including the Cost of any materials and any maintenance contract for the maintenance of such Landlord’s Fixtures;

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(10)	Costs incurred in providing lighting, fuel and power to the Premises, the Building and the Common Areas;

(11)	Costs for the control of pest, vermin, insect or other similar infestation;

(12)	A management fee to cover the Landlord’s cost of managing the Building;

(13)	Costs of window cleaning, annual carpet shampooing and the provision of toilet supplies (where not required to be undertaken by another occupier of the Building or by the Tenant under clause 10.2);

(14)	Any audit fees or charges incurred by the Landlord, the Head Landlord or the Concurrent Landlord in relation to any statement or calculation of operating expenses,

(15)	Costs of providing and maintaining security including the access control, monitoring of and responding to security issues and caretaking services;

(16)	Costs of repairing, maintaining, servicing and running the Air Conditioning Equipment;

(17)	Costs of repairing, maintaining, servicing and running the Common Plant and Building, including without limitation, any lifts and escalators; and

(18)	all other Costs properly incurred by the Landlord in the management, operation, control and maintenance of the Premises and the Building (including the Common Areas) excluding expenditure related to items of a capital nature and commission or fees payable to any letting agent.

5.3	Apportionment of operating expenses

(1)	Where an operating expenses year relates to any period before or after the Term, operating expenses will be deemed to accrue and be apportioned from day to day.

(2)	Where an operating expense relates to an Area including but greater than the Premises but not to the whole of the Building (and is not generated specifically by the Tenant’s use), the Tenant is liable for the proportion of the operating expense calculated by dividing the Area of the Premises by the Area to which the operating expense relates.

(3)	Where an operating expense relates to the whole of the Building, the Tenant is liable for the Tenant’s Proportion of that operating expense.

5.4	Statement of operating expenses

(1)	The Tenant acknowledges that the amounts in Item 15 are the actual amounts of operating expenses paid by the Landlord in the operating expenses year immediately preceding the Commencement Date.

(2)	The Tenant must pay the Landlord:

(a)	any increase in any operating expense over the amount set out in Item 15; and

(b)	any operating expense that is not included in the amount set out in Item 15.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(3)	The Tenant is not entitled to any reduction, rebate or off-set if any operating expense is less than an amount set out in Item 15.

(4)	The Landlord may determine the operating expenses payable by the Tenant in respect of each operating expenses year or any part of an operating expenses year that does not coincide with the Term.

(5)	As soon as practicable after the expiration of each operating expenses year, the Landlord must furnish an itemised statement to the Tenant containing particulars of the operating expenses payable by the Tenant.

(6)	Unless either party notifies the other of a manifest error in the notice within 30 days of service, the statement will be conclusive evidence of its contents.

5.5	Payment by the tenant of operating expenses

The Tenant must pay the operating expenses determined under clause 5.4 to the Landlord within 30 days after service of the statement referred to in clause 5.4.

5.6	Payment by tenant on account

(1)	Notwithstanding clause 5.5, the Landlord may notify the Tenant of the Landlord’s estimate of the operating expenses payable by the Tenant for any period not exceeding 1 year in advance of the estimate.

(2)	During the period covered by the Landlord’s estimate, the Tenant must pay to the Landlord the amount of the estimate by equal monthly instalments in advance on the same days and in the same manner as the Tenant is required to pay Rent.

(3)	The Landlord may from time to time during the period covered by the Landlord’s estimate by notice to the Tenant adjust the estimate to take account of changes in any of the operating expenses or to correct any omission or mistake in any previous estimate.

(4)	Any necessary adjustment between the amount paid on account of operating expenses and the actual operating expenses must be calculated and paid within 20 Business Days after receipt of the statement referred to in clause 5.4

5.7	Varying use or area

If any part of the Building or the Land is used for purposes other than the Permitted Use, the Landlord (acting reasonably) may in its absolute discretion by notice to the Tenant vary the Tenant’s Proportion of any operating expense to reflect the appropriate proportion of an operating expense applicable to that part of the Building or Land.

5.8	Change in area

The Landlord may by notice to the Tenant change the Tenant’s Proportion to reflect the correct proportion of the Tenant’s occupation of the Building, calculated by dividing the Area of the Premises by the Area of the Building.

5.9	Supply by Landlord

If the Landlord supplies a Service to the Premises the Tenant must pay the charges relating to the Service within 10 Business Days after being invoiced for it.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

6	Utilities and services

6.1	Source of light and power

The Tenant must only use light, power or heat generated by electrical current or gas supplied through meters except in the case of failure of supply when the Tenant may only use other safe sources of energy.

6.2	No alterations to electrical installations

(1)	The Tenant must not make any alterations or additions to the electrical installations or wiring in or around the Premises without the Landlord’s prior consent.

(2)	The Tenant must not install any electrical equipment which overloads the cables, switchboards or sub-boards through which electricity is conveyed to the Premises.

6.3	Direct charges

By the due date the Tenant must pay to the charging Authority:

(1)	charges for electricity, gas and water consumed in the Premises;

(2)	charges for any telephone, internet or other telecommunication service connected to the Premises; and

(3)	other charges and impositions imposed by any Authority for the supply of any other Service to the Premises or arising out of the Tenant’s use or occupation of the Premises.

6.4	Heating or cooling devices

The Tenant must not use or install any heating or cooling device or machine which in the Landlord’s opinion may interfere with the efficient running of the Air Conditioning Equipment or increase its running costs.

6.5	Access to equipment

The Tenant must not interfere with or obstruct access to the Air Conditioning Equipment or fire alarm or prevention system installed in the Building.

7	Use of the Premises

7.1	Permitted use

The Tenant must:

(1)	not use, occupy or permit the Premises to be used or occupied for any purpose other than as stated in Item 12;

(2)	occupy the Premises and use the Premises on the days and during the hours set out in Item 13, but only for the purpose specified in Item 12;

(3)	only use, occupy or permit the Premises to be used or occupied for the purpose stated in Item 12 outside the hours set out in Item 13 if it complies with this Lease, including clause 15.4.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

7.2	Restrictions on use

Without limiting any other obligation or restriction in this Lease, the Tenant must and represents and warrants to the Landlord that it must:

(1)	not use the Premises for:

(a)	the sale or hire of goods by retail or the retail provision of services; or

(b)	the carrying on of any specified business or specified kind of business that, for the purposes of the Retail Leases Act, is a business to which that Act applies;

(2)	conduct the Tenant’s business in the Premises as permitted under this Lease;

(3)	not use the Premises as a residence;

(4)	not keep any animals or birds in the Premises;

(5)	at its expense, keep the Premises free and clean of pests, insects and vermin and in default the Landlord may employ pest exterminators to carry out any pest extermination at the Tenant’s expense, payable to the Landlord on demand;

(6)	not carry on any noxious or offensive act, trade, business, occupation or calling in the Premises;

(7)	not cause annoyance, nuisance, grievance, damage or disturbance to occupiers of adjacent or other premises;

(8)	not hold any auction, bankrupt or fire sale on the Premises;

(9)	not make any disturbing or irritating noises including installing or using any appliance, engine or machine which causes or may be likely to cause noise or vibration outside the Premises; and

(10)	not prepare or cook or permit to be prepared or cooked any food except in areas provided and approved by the Landlord for that purpose.

7.3	No warranty as to use

(1)	The Landlord gives no warranty as to the suitability of the Premises for any purpose or the use to which the Premises may be put and the Tenant has not relied on any representation or warranty as to the suitability of the Premises for any purpose or the use to which the Premises may be put to enter into this Lease.

(2)	The Tenant:

(a)	accepts this Lease with full knowledge of and subject to any prohibitions or restrictions on the use of the Premises under any Law or Requirement;

(b)	must, at its expense, comply with all Laws and Requirements and obtain and comply with the consents or approvals of any Authority which may be necessary or appropriate for the Tenant’s business; and

(c)	must not by any act or omission cause or permit any consent or approval referred to in clause 7.3(2)(b) to lapse or be revoked.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

7.4	Compliance with laws and requirements

(1)	At its expense, the Tenant must comply with and observe all Laws and Requirements concerning:

(a)	the Premises, Building, the Common Areas and Land and any of the Tenant’s Fittings; and

(b)	the use or occupation of the Premises including any which arise as a result of the gender or number of persons in the Premises;

whether or not the Law or Requirement is addressed to, or required to be complied with by, the Landlord or the Tenant or both or by any other person.

(2)	If any Law or Requirement is notified to or served upon the Tenant, it must immediately provide a complete copy to the Landlord.

(3)	The Tenant must obtain the Landlord’s consent before complying with any Law or Requirement under clause 7.4(1).

(4)	The Tenant must comply with the Building Rules and the Tenant acknowledges that the Landlord may vary the Building Rules in its discretion by notice to the Tenant.

(5)	The Tenant must provide its annual essential services compliance certificate in relation to the Tenant’s Fittings to the Landlord within 10 Business Days of a request by the Landlord, together with evidence of thermal imaging of the tenancy switchboard for the Premises and certification that any required repairs have been completed or addressed to the Landlord’s reasonable satisfaction.

7.5	Landlord’s rights if tenant fails to comply

The Landlord may:

(1)	without prejudice to any of its other rights in respect of non-compliance, elect to either wholly or partially comply with any Law, Building Rule or Requirement under clause 7.4 at the Tenant’s expense; and

(2)	if it exercises any rights under clause 7.5(1), elect to have the balance of any Law, Building Rule or Requirement complied with by the Tenant.

7.6	No smoking

The Tenant must not smoke and must ensure its employees servants agents, clients, customers and contractors do not smoke:

(1)	anywhere on or in the Building including the Premises and the Common Areas; and

(2)	anywhere within such of the Common Areas of Collins Place which have been or from time to time are designated non-smoking areas by the Head Landlord or the Concurrent Landlord (and the display of “no smoking” signs or symbols in the relevant area shall be conclusive evidence of the designation of that area as a non-smoking area), and the Tenant indemnifies the Landlord, the Head Landlord and the Concurrent Landlord against all Claims arising from any breach of the provisions of this clause 7.6.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

7.7	Cleaning services

(1)	If the Landlord, the Head Landlord or the Concurrent Landlord provide a service for the routine cleaning of premises in the Building during the Term:

(a)	the Tenant is required to use such service for the cleaning of the Premises and must permit the appointed cleaning contractors to have access to the Premises at all reasonable times for the purpose of carrying out routine cleaning; and

(b)	the Landlord, the Head Landlord and the Concurrent Landlord will not be in any way responsible to the Tenant for any damage to the Tenant’s Fittings, property or effects caused by any cleaning contractor so appointed;

(c)	the Tenant must pay the charges imposed by such contractor for providing a cleaning service for the Premises:

(i)	in an amount representing the Tenant’s Proportion of the overall cleaning charges if such contractor cleans all the premises in the Building; or

(ii)	in an amount representing that part of the overall cleaning charges in the same proportion the Area of the Premises bears to the Area the subject of the overall cleaning charges, if such contractor cleans other (but not all) premises in the Building; and

directly to, and at frequencies nominated by the Landlord, or as the Landlord otherwise directs from time to time in its absolute discretion.

(2)	If the Landlord, the Head Landlord or the Concurrent Landlord provide a service for the routine cleaning of either or both of the Common Areas and the Common Areas of Collins Place, the Tenant must pay the charges imposed by such contractor for providing those cleaning services:

(a)	in the case of cleaning services to the Common Areas only, an amount represented by the Tenant’s Proportion; and

(b)	in the case of cleaning services to the Common Areas of Collins Place, an amount represented by the proportion the Area of the Premises bears to the Area of all premises which benefit (directly or indirectly) from those cleaning services;

directly to, and at frequencies nominated by the Landlord, or as the Landlord otherwise directs from time to time in its absolute discretion.

(3)	A statement signed on behalf of the Landlord by a Manager or other duly authorised officer of the Landlord as to the amount of any cleaning charges or any Area under this clause 7.7 is:

(a)	conclusive evidence of the contents of that statement; and

(b)	binding on the Tenant and from the date such a statement is given to it,

except in the case of manifest error (the burden in proving being the sole responsibility of the Tenant).

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

7.8	Security

(1)	The Tenant must not use any security systems, consultants or personnel, including but not limited to those which relate to access control of the Premises, other than the Landlord’s nominated systems, providers or personnel without the Landlord’s prior written consent, which may be withheld or granted conditionally at the Landlord’s absolute discretion.

(2)	The Tenant acknowledges that nothing in this clause 7.8 renders the Landlord responsible for any Claim in connection with any failure of the security systems, consultants or personnel adopted or engaged by the Tenant in relation to the Premises.

8	Dealings

8.1	No dealing with Premises

Subject to clause 8.2, the Tenant must not:

(1)	assign, transfer, mortgage, charge or otherwise deal with this Lease or its interest in the Premises;

(2)	effect or permit a change in Control of the Tenant or the Tenant’s Holding Company (unless the Tenant is a company which is listed on the Australian Stock Exchange); or

(3)	sublet, part with possession of or grant any licence affecting the Premises.

8.2	Assignment and subletting

(1)	The Landlord will not unreasonably withhold its consent to an assignment or subletting of the whole or part of the Premises if the Tenant first makes a written application to the Landlord for consent and the following conditions have been satisfied:

(a)	the Tenant is not in default under this Lease, other than a default which has been waived in writing by the Landlord or remedied by the Tenant;

(b)	the Tenant proves to the Landlord’s reasonable satisfaction that the incoming tenant is:

(i)	respectable, responsible and solvent;

(ii)	in the reasonable opinion of the Landlord, of equal or greater financial standing as the Tenant (and the Tenant must provide to the Landlord such financial statements in relation to the incoming tenant as reasonably required by the Landlord to form such an opinion); and

(iii)	capable of adequately carrying on the business permitted, and complying with the Tenant’s obligations, under this Lease;

(c)	if the incoming tenant is a company other than a company (or a wholly owned subsidiary of a company) whose shares are listed on the Australian Securities Exchange or any other recognised stock exchange, the obligations of the incoming tenant are guaranteed by a guarantor in a form and on terms in each case acceptable to the Landlord;

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(d)	the Tenant obtains, at its expense, from the incoming tenant and any incoming guarantor an executed deed in a form reasonably required by the Landlord, requiring among other things:

(i)	the incoming tenant and incoming guarantor to perform and observe the Tenant’s obligations under this Lease;

(ii)	the Tenant to release the Landlord from its obligations under this Lease before the transfer or assignment; and

(iii)	that the Tenant not be released from its obligations under this Lease, regardless of the transfer or assignment;

(e)	in the case of a sublease and without limiting any other provision of this clause 8.2:

(i)	the Tenant proves to the Landlord’s satisfaction that the incoming subtenant is obliged to pay a rent at least equal to the current market rent for the Premises; and

(ii)	the proposed sublease contains provisions required by the Landlord including provisions under which the proposed subtenant covenants to comply with this Lease and agrees to not cause the Tenant to be in breach of this Lease;

(f)	the Tenant pays the Landlord’s Costs of and incidental to the Landlord considering whether or not to give its consent (including any costs in procuring the consent of the Head Landlord and Concurrent Landlord);

(g)	the Landlord has obtained any consents that it has agreed to endeavour to obtain on conditions that are satisfactory to the Landlord (in its absolute discretion); and

(h)	in the case of an assignment, the incoming tenant provides the Landlord with a Bank Guarantee for an amount determined by the Landlord (being in no case less than that required of the Tenant as at the date of assignment).

(2)	Despite any other provision of this Lease, the Landlord may withhold its consent in its absolute discretion:

(a)	to an assignment or sublease of part of the Premises only, (where that part of the Premises is less than the Area let on one whole floor of the Building);

(b)	if the transfer of all or part of an interest will bring the Lease or Premises under the Retail Leases Act; or

(c)	if the Landlord cannot for any reason obtain satisfactory consent to the proposed transfer of interest from the Head Landlord, the Concurrent Landlord, a mortgagee or other necessary party.

8.3	Change in ownership or control

If there is a proposed change in Control of the Tenant or the Tenant’s Holding Company and the Tenant is a company which is not listed on the Australian Stock Exchange, then:

(1)	that proposed change in Control is treated as a proposed assignment of this Lease to an incoming tenant;

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(2)	the person or entity proposed to acquire Control is treated as an incoming tenant; and

(3)	clause 8.1 applies.

9	Personal Property Securities Act

(1)	In this clause 9:

(a)	PPS Law means:

(i)	the PPSA and any regulations made under the PPSA, as amended from time to time; and

(ii)	any amendment made to any other legislation as a consequence of the PPSA or any regulations made under the PPSA, including, without limitation, amendments to the Corporations Act 2001 (Cth); and

(b)	PPSA means the Personal Property Securities Act 2009 (Cth).

(2)	A term defined in the PPS Law has the same meaning when used in this clause.

(3)	The Tenant agrees and acknowledges:

(a)	the Landlord may be entitled to register any relevant interest under this Lease as a security interest (at the Landlord’s discretion) on the register established under the PPS Law; and

(b)	the Landlord has provided consideration for that security interest, by delivery of its promises under this Lease.

(4)	The Landlord may, by notice to the Tenant at any time, require the Tenant to take all steps, provide information (including serial numbers) or do any other thing that the Landlord considers necessary or desirable to:

(a)	ensure that this lease (or any related document or any security interest arising under it) is enforceable against the Tenant or any third party;

(b)	protect, perfect, record or better secure, or obtain or preserve the priority of, the security position of the Landlord under this Lease (or any related document); or

(c)	overcome any defect or adverse effect arising from the PPS Law on the Landlord’s security position or the rights or obligations of the Landlord under or in connection with this Lease or any encumbrance or document contemplated by this Lease.

(5)	The Tenant must comply with the requirements of a notice under clause 9(4) within the time stated in the notice at the cost of the Tenant.

(6)	Subject to clauses 9(4) and 9(5), but despite any other clause of this Lease which permits the disclosure of such information, the parties agree that neither of them will disclose any information of the kind mentioned in section 275(1) of the PPSA. The Tenant waives any right it has under section 275(7)(c) of the PPSA to authorise disclosure of such information. This clause 9(6) survives the termination of this Lease.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(7)	To the extent that Chapter 4 of PPSA would otherwise apply to enforcement by the Landlord of any security interest under this Lease, the parties agree that the following provisions of the PPSA are excluded: sections 95, 118(1)(b), 121(4), 129(2) & (3), 130(1), 132(3)(d), 132(4), 134(1), 135 and 157 of the PPSA.

(8)	If the Landlord seizes any collateral, the Landlord may delay a decision to dispose of or retain any of the collateral seized by the Landlord for as long as the Landlord considers reasonable in the circumstances, in accordance with section 125(3)(a) of the PPSA.

(9)	The Tenant agrees that it will not either redeem the collateral under section 142 of the PPSA or reinstate the security agreement under section 143 of the PPSA.

(10)	The Tenant agrees to perfect and maintain continuous perfection of any security interests under the PPS Act that it may at any time hold, including purchase money security interests if failure to do so could materially adversely affect:

(a)	the Tenant’s business; or

(b)	in the opinion of the Landlord, the Landlord’s security position under this Lease (or any related document) including the Landlord’s security position relative to other secured parties in relation to the security position of the Landlord under this Lease (or any related document).

(11)	In addition to any power granted by the Tenant in favour of the Landlord otherwise in this Lease, the Tenant irrevocable appoints the Landlord and each authorised officer of the Landlord, as its attorney with the right at any time to:

(a)	comply with the obligations of the Tenant under this clause and the PPS Law; and

(b)	do everything that in the Attorney’s reasonable opinion is necessary or expedient to enable the exercise of any right of the Landlord in relation to this clause and the PPS Law.

10	Maintenance and repair

10.1	Repair of Premises

(1)	The Tenant must keep the Premises, the Tenant’s Fittings and the Landlord’s Fixtures in good repair and condition having regard to their state of repair and condition as at the First Occupancy Date except for:

(a)	fair wear and tear (where not excluded or required to be renovated, repaired or made good by this Lease); and

(b)	damage covered by insurances taken out by the Landlord in respect of the Premises.

(2)	The exception in clause 10.1(1)(b) does not apply if any insurer under any policy effected by the Landlord refuses indemnity or to the extent that the sum payable under the policy is reduced because of any act, negligence, omission or default of the Tenant or the Tenant’s Employees.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(3)	Nothing in clause 10.1(1) imposes any obligation on the Tenant in respect of any major structural maintenance, replacement, renovation or repair unless it is required because of:

(a)	any act, negligence, omission or default of the Tenant or the Tenant’s Employees;

(b)	the Tenant’s use or occupancy of or the number of persons in the Premises;

(c)	the installation, use or removal of the Tenant’s Fittings or any other work, materials, machinery or other item carried out or installed by the Tenant; or

(d)	other provisions of this Lease.

10.2	Maintenance and breakages

The Tenant must:

(1)	immediately make good any damage (including any to the Premises, Building or Land) caused or contributed to by any act, negligence, omission or default of the Tenant or the Tenant’s Employees or by its or their use or occupancy of the Premises or by the installation, use or removal of the Tenant’s Fittings, including but not limited to immediately repairing or replacing:

(a)	broken glass with glass of the same quality;

(b)	damaged or inoperative electric light bulbs, globes, tubes and other means of illumination and light switches and power points which may become damaged or fail to operate; and

(c)	Landlord’s Fixtures which are broken or damaged by the Tenant or the Tenant’s Employees.

(2)	indemnify the Landlord, the Head Landlord and, while the Concurrent Lease is still in force, the Concurrent Landlord, from and against all loss and damage to the Premises, the Building and any Services caused by the negligent use or misuse of them by the Tenant or any of the Tenant’s Employees.

10.3	Landlord’s right to inspect and repair

(1)	Except in the case of emergency (when no notice will be required), after giving the Tenant 1 Business Days’ notice, the Landlord and the Landlord’s Employees may enter the Premises and view their condition.

(2)	The Landlord may serve a notice on the Tenant requiring it to undertake any repair which is the Tenant’s obligation, within a reasonable time.

(3)	Without limiting any other right of the Landlord, if the Tenant does not make the repairs to the Landlord’s satisfaction, the Landlord and the Landlord’s Employees may (but is or are not obliged to) enter any part of the Premises and make the repairs and the Landlord’s Cost of doing so must be paid by the Tenant on demand.

(4)	In exercising its powers under this clause 10.3, the Landlord must endeavour to cause as little inconvenience to the Tenant as is practicable in the circumstances.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

10.4	Landlord may enter

(1)	Subject to the same notice requirements set out in clause 10.3(1), the Landlord and the Landlord’s Employees may enter the Premises with workers, agents and other authorised persons and necessary materials and appliances to:

(a)	comply with any Law or Requirement involving the destruction of noxious animals, rodents or other pests;

(b)	carry out any repairs, alterations, renovations, extensions or works;

(c)	exercise the Landlord’s rights under this Lease; or

(d)	provide any Services to the Tenant.

(2)	In exercising its powers under this clause 10.4, the Landlord will endeavour to cause as little inconvenience to the Tenant as is reasonably practicable in the circumstances.

10.5	Notice of damage or defect in services

The Tenant must promptly give the Landlord notice of:

(1)	any damage to, defect or disrepair in the Premises, Services or the Landlord’s Fixtures;

(2)	any circumstances likely to cause any danger risk or hazard to the Premises or to any person; and

(3)	any notice received from any Authority.

10.6	Principal contractor

(1)	The Tenant accepts the Landlord’s nomination as principal contractor for the purposes of the Occupational Health and Safety Regulations 2007 (Vic) in relation to any works carried out by or on behalf of the Tenant at the Premises.

(2)	The Tenant warrants to the Landlord that it will comply with all Laws and Requirements when discharging its obligations and responsibilities as principal contractor.

10.7	Head Landlord’s and Concurrent Landlord’s entitlements

The Tenant will at all times permit the Landlord, the Head Landlord and while the Concurrent Lease is in force, the Concurrent Landlord to exercise the Landlord’s powers to enter and view the Premises and to carry out repair, renovations, maintenance and other work on the Premises and to otherwise exercise or perform its lawful rights or obligations in respect of the Premises.

11	Redecoration and restoration

11.1	Definition of redecorate

The term redecorate includes:

(1)	washing down the exterior and interior of the Premises;

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(2)	treatment as previously treated of all internal surfaces of the Premises to a specification previously approved by the Landlord; and

(3)	replacing carpet and curtains.

11.2	Tenant to redecorate

Without limiting any other obligation of the Tenant (including under clause 12), the Tenant must redecorate the Premises in accordance with all Laws, Building Rules and Requirements and to reasonable standards determined by the Landlord:

(1)	during the 6 month period prior to the end of the Term; and

(2)	during the 6 month period before the Tenant vacates the Premises, if the Tenant has not redecorated the Premises in the 6 month period before that occurs.

11.3	Landlord’s approval required

(1)	The Tenant must obtain the Landlord’s approval prior to carrying out any redecoration.

(2)	The Landlord may specify the type and colour of paint, materials, carpets, window furnishings and treatments to be used in connection with the redecoration.

11.4	Failure to redecorate

(1)	If the Tenant fails to redecorate the Premises as required by this Lease, then without limiting any right of the Landlord, the Landlord may (but is not obliged to) redecorate the Premises at the Tenant’s expense.

(2)	The Landlord will be entitled to recover from the Tenant on demand:

(a)	the Cost of redecoration; and

(b)	if Landlord redecorates the Premises (as soon as reasonably practicable after the Tenant vacates), a sum equal to the Rent and any other money being paid by the Tenant at the time it vacated the Premises calculated from the date it vacated the Premises to the date the Landlord completes the redecoration.

12	Expiry or termination of term

12.1	Tenant to yield up

On or before the date this Lease ends, the Tenant must:

(1)	deliver the Premises and the Services to the Landlord in good repair, order and condition and otherwise as required by clause 10.1;

(2)	remove all the Tenant’s Fittings and any signs or advertisements affixed by the Tenant from the Premises, unless:

(a)	the Landlord has stated as a condition of giving approval to works that they may not be removed; or

(b)	they are part of structural work done by the Tenant and the Landlord has not given the Tenant a notice requiring the Tenant to remove those Tenant’s Fittings;

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(3)	have redecorated the Premises as required by clause 11.2;

(4)	return all altered surfaces to their original condition, fair wear and tear excepted;

(5)	ensure any carpet in the Premises is left clean and undamaged to the Landlord’s reasonable satisfaction, fair wear and tear excepted;

(6)	restore the electrical Services to standard pattern for open plan occupation of the Premises;

(7)	clean lighting boxes and diffusers and replace tubes and diffusers as necessary;

(8)	remove any partitions and restore Air Conditioning Equipment ducting to the standard pattern and balance the Air Conditioning Equipment;

(9)	restore the fire services to standard pattern for open plan occupation of the Premises at the time the Tenant vacates the Premises;

(10)	remove, clean and then replace any window furnishings after cleaning all glass and sills; and

(11)	prepare all painted surfaces and walls and apply an undercoat and 2 top coats of good quality paint.

12.2	New condition

(1)	The Tenant must carry out the necessary works and perform those obligations set out in clause 12.1 (collectively, the ‘Tenant’s Works’ to return the relevant part of the Premises to an open plan and new condition, regardless of their condition at the Commencement Date.

(2)	For the purposes of clause 12.2(1), ‘new condition’ means replacing with new parts any parts of the Premises which have been lost, are missing or, in the Landlord’s reasonable opinion, have been damaged or have deteriorated and need to be replaced.

12.3	Tenant not to cause damage

(1)	The Tenant must not damage the Premises or the Building in performing the Tenant’s Works.

(2)	If the Tenant does so then without limiting any other right of the Landlord, it must repair any damage and leave the Premises and Building clean.

(3)	If the Tenant fails to comply with clause 12.3(2), then without limiting any right of the Landlord, the Landlord may (but is not obliged to) repair and clean the Premises and the Building and recover the costs of doing so from the Tenant on demand.

12.4	Tenant’s expense

The Tenant must carry out the Tenant’s Works at its expense to reasonable trade standards approved by the Landlord.

12.5	Failure to do Tenant’s Works

Without limiting the Tenant’s obligations to complete the Tenant’s Works, if the Tenant does not complete the Tenant’s Works to the Landlord’s reasonable satisfaction prior to

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

vacating the Premises, it will be deemed to be holding over from day-to-day as a tenant under this Lease the Tenant’s Works are completed to the Landlord’s reasonable satisfaction.

12.6	Landlord may carry out the Tenant’s Works

(1)	If the Tenant does not carry out the Tenant’s Works, the Landlord will be entitled to complete them at the Tenant’s expense and the Costs of doing so must be paid by the Tenant on demand.

(2)	A certificate signed by the Manager giving reasonable details of the Tenant’s Works completed by the Landlord and the Costs will be conclusive evidence of the Tenant’s Works and Costs, except in the case of manifest error (the burden in proving being the sole responsibility of the Tenant).

12.7	Failure by Tenant to remove Tenant’s Fittings

(1)	In consideration for the Landlord paying the Tenant $1.00, receipt of which is acknowledged by the Tenant, the Tenant grants the Landlord an option for the Landlord or its nominee to purchase the Tenant’s Fittings (unless owned by the Landlord pursuant to this Lease).

(2)	The option in clause 12.7(1) is an irrevocable offer by the Tenant to sell the Tenant’s Fittings (unless owned by the Landlord pursuant to this Lease) to the Landlord.

(a)	The option in clause 12.7(1) may be exercised by the Landlord by notice to the Tenant at any time after the Tenant fails to remove the Tenant’s Fittings as required by clause 12.1(2).

(b)	Subject to clause 9, the Tenant warrants to the Landlord that the Tenant’s Fittings:

(i)	are not, unless expressed to the contrary in this Lease, as at the date of this Lease subject to any rights of any third party;

(ii)	will not throughout this Lease be subject to any rights of any third party and if they are, then the Tenant must obtain the consent of that third party to the option in clause 12.7(1) on the conditions set out in this Lease; and

(iii)	will be transferred to the Landlord or its nominee on exercise of the option in clause 12.7(1), free from any encumbrances.

(c)	Without limiting the option in clause 12.7(1), if the Tenant fails to remove the Tenant’s Fittings as required by clause 12.1(2), then without limiting any right of the Landlord, the Landlord may (but is not obliged to) remove and store the Tenant’s Fittings at the Tenant’s risk and expense.

12.8	Tenant to indemnify and pay Landlord’s costs

The Tenant:

(1)	is responsible for and indemnifies the Landlord against the removal and storage of the Tenant’s Fittings and against all Claims by any person claiming an interest in the Tenant’s Fittings by reason of the Landlord’s actions under clause 12.4; and

(2)	must pay the Landlord, as a liquidated debt payable on demand, any Costs incurred by the Landlord in exercising its rights under clause 12.4 less any money received on disposal of the Tenant’s Fittings.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

13	Alterations

13.1	Alterations and additions

(1)	The Tenant must not alter or add to the Premises or the Tenant’s Fittings, install or alter any partitions or install any heavy article without the Landlord’s prior consent.

(2)	The Tenant must submit plans and specifications of any proposed alteration, addition or installation to the Premises or the Tenant’s Fittings for the Landlord’s consent.

(3)	Without limiting any other provision of this Lease, as a condition of its approval the Landlord may require:

(a)	the Tenant to engage the Landlord’s nominated consultants or consultants approved by the Landlord to ensure that alterations and additions are of a suitable design, style and quality to complement the Premises and the Building if the Tenant wishes to make structural alterations or additions to the Premises;

(b)	the Tenant to use only the drawings, plans and specifications prepared by those consultants after first having them approved by the Landlord’s consultants;

(c)	the Tenant to provide its drawings, plans and specifications in both soft and hard formats or as otherwise reasonably required by the Landlord;

(d)	the Tenant to pay the Costs of the Landlord’s consultants approving the plans and specifications referred to in clause 13.1(2) on demand and, if the Landlord pays those Costs, it may recover them from the Tenant as a debt;

(e)	any proposed work to be supervised by a person nominated by the Landlord and the Costs of supervision must be paid by the Tenant on demand;

(f)	any proposed work to be carried out by contractors or tradespersons nominated or otherwise approved by the Landlord;

(g)	the Tenant to obtain, at its expense, from any Authority all approvals or permits necessary to enable the proposed work to be lawfully executed and, if requested by the Landlord, the Tenant must produce a copy of any approval and permit;

(h)	the Tenant to agree that all or part of the work must remain on the Premises at the termination or expiry of this Lease at no cost to the Landlord; and

(i)	the Tenant to reimburse the Landlord for Costs incurred by it as a result of the alteration or addition including the Cost of installation, operation (including changing the operation of) or removal of any Air Conditioning Equipment, other equipment, fixture, fitting or machinery on demand.

(4)	The Tenant must promptly provide the Landlord with a complete set of “as built” drawings and commissioning data for the work carried out under this clause 13.1 in a format required under clause 13.1(3)(c), together with all operating manuals and the benefit of all guarantees or warranties that may apply.

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(5)	If any alteration or addition includes partitions, the partitions remain the Tenant’s property and the Tenant must maintain and insure them.

(6)	Any proposed work to be carried out under this clause 13.1 must be carried out at times and in a manner that:

(a)	causes no cost, loss, damage, expense or liability to any other occupier of the Building or Land; and

(b)	minimises any disturbance or inconvenience to any other occupier.

13.2	Installation of equipment

Without the Landlord’s prior consent, the Tenant must not:

(1)	install any water, gas or electrical fixtures, equipment or appliances or any apparatus for air conditioning, heating, cooling, ventilating or illuminating the Premises, Building or Land; or

(2)	mark, paint, drill, deface or damage any part of the Premises, Building or Land.

13.3	Reinstatement

(1)	If the Tenant breaches clause 13.1 or 13.2, the Landlord may give the Tenant a notice requiring it to reinstate the Premises, Building or Land as required by this Lease in other circumstances, including without limitation to the extent required by clause 12.1, 12.2(1) and clause 11.2.

(2)	If the Tenant fails to comply with a notice given under clause 13.3(1), then without limiting any right of the Landlord, the Landlord may (but is not obliged to) undertake the necessary work and the Costs of doing the work and all Rent and other Costs during the period of the work will be recoverable from the Tenant on demand.

14	Insurances and indemnities

14.1	Public risk and plate glass insurance

The Tenant must keep current:

(1)	a public risk insurance policy for an amount in respect of any single event of not less than the amount in Item 14 or a greater sum if nominated by the Landlord;

(2)	an insurance policy covering any windows, doors, plate glass and display showcases forming part of or in the Premises for the full insurable reinstatement Cost;

(3)	an insurance policy covering the Tenant’s Fittings for the full insurable reinstatement cost; and

(4)	any other insurance required by Law or a Requirement or which the Landlord (acting reasonably) considers prudent for the Tenant to take out.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

14.2	Landlord may insure

(1)	If the Tenant fails to maintain the insurances required by this clause 14, then without limiting any right of the Landlord, the Landlord may (but is not obliged to) effect and maintain those insurances.

(2)	The Costs in effecting and maintaining the insurances under clause 14.2(1) must be paid by the Tenant.

14.3	Tenant’s insurances

The Tenant must ensure that all policies of insurance effected or required to be effected by the Tenant under this clause 14:

(1)	are taken out with an independent and reputable insurer approved by the Landlord;

(2)	are for an amount, cover risks and contain conditions which are acceptable to the Landlord and its insurer (including a cross-liability and waiver of subrogation);

(3)	are on an occurrence, not a claims made, basis;

(4)	have no exclusions, endorsements or alterations unless first approved by the Landlord; and

(5)	note the interests of:

(a)	the Landlord the Head Landlord and, while the Concurrent Lease is in force, the Concurrent Landlord; and

(b)	any other person nominated by the Landlord for their respective rights and interests.

14.4	Payment and production of insurance policies

(1)	The Tenant must promptly pay all premiums and other money payable in respect of its insurances.

(2)	If requested by the Landlord, the Tenant must produce policies of insurance which the Tenant is required to effect under this clause 14 and the receipt or other evidence of up to date payment of the premium.

14.5	Effect on the Head Landlord’s, Concurrent Landlord’s and Landlord’s insurance

(1)	Without the Landlord’s prior consent, the Tenant must not do or omit to do anything to or upon the Premises which may:

(a)	increase the rate of any insurance on the Premises or any property on the Premises;

(b)	permit an insurer to decline or reduce a claim;

(c)	vitiate or render void or voidable, reduce or prejudice any insurance on the Premises or any property in the Premises; or

(d)	conflict with any Law or Requirement, the requirements of the Head Landlord’s, the Concurrent Landlord’s or the Landlord’s insurer relating to fire, fire safety or fire prevention or any insurance policy in respect of the Premises or any property in them, and the Tenant must immediately notify the Landlord if anything happens in contravention of this clause.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(2)	The Tenant must pay to the Landlord all extra insurance Costs on account of the extra risk caused by the Tenant’s use or occupation of the Premises or anything done by the Tenant in breach of clause 14.5(1).

(3)	The Landlord’s acceptance of any extra insurance Costs will not constitute a waiver of any breach of this clause 14.5 by the Tenant.

(4)	The Tenant must pay the proceeds of any insurance claim (which the insurer does not require for replacement or reinstatement) into a separate account in the names of the Landlord, the Tenant and any other person nominated by the Landlord with any surplus after settlement of claims to be shared equally between them.

14.6	Inflammable substances and fire regulations

The Tenant must not store inflammable, volatile or explosive substances (whether liquid, gas or solid) on the Premises or do anything that may create a hazard.

14.7	Tenant’s risk

(1)	All property at the Premises is at the Tenant’s sole risk.

(2)	The Tenant occupies and uses the Premises and accesses the Land and Building at the Tenant’s risk.

(3)	The Landlord, the Landlord’s Employees, the Head Landlord and while the Concurrent Lease is in force, the Concurrent Landlord, are not liable for any Claim by the Tenant, the Tenant’s Employees or any person which may arise from:

(a)	any fault in the construction or state of repair of the Premises or any part of it or the Landlord’s Fixtures;

(b)	any defect in the Services, the Landlord’s Fixtures, the Building Plant or the Common Plant; or

(c)	the flow, overflow, leakage, condensation or breakdown of any water, air conditioning, gas, oil or other source of energy or fuel from or in any part of the Premises;

or from any other cause except as to the extent caused by the negligence of the Landlord, the Landlord’s Employees, the Head Landlord and while the Concurrent Lease is in force, the Concurrent Landlord.

14.8	Release

To the full extent permitted by Law, the Tenant releases the Landlord, the Head Landlord, and while the Concurrent Lease is in force, the Concurrent Landlord (Indemnified), and each of their employees and agents from and Costs incurred in relation to:

(1)	liability for any Claim in respect of or arising from:

(a)	any property in the Premises, Land or Building;

(b)	damage or injury to any person or property on the Premises, Land or Building; or

(c)	any of the circumstances set out in clause 14.9;

other than to the extent that the Claim results from the negligence of the Indemnified;

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(2)	a Service being interrupted, not being available or not working or not doing so properly;

(3)	the Landlord’s Fixtures not working or not doing so properly;

(4)	the Premises, Land or Building not complying with any Law or Requirement.

14.9	Indemnities

(1)	The Tenant is responsible for and indemnifies the Indemnified against all Claims arising during or after the Term, in connection with or arising directly or indirectly from, and Costs incurred in connection with:

(a)	any cause relating to the Premises, Land or Building, any property or any person inside or outside the Premises, Land or Building, including any loss, damage or injury to property or person or death, occasioned or contributed to by any act, neglect or default of the Tenant or the Tenant’s Employees or the use or occupation of the Premises or use of the Land or Building by or on the part of the Tenant or the Tenant’s Employees, except to the extent caused by the negligence of the Indemnified or any of their employees or agents;

(b)	the negligent or careless use or neglect of the Services and facilities in or of the Premises, Land or Building or the Landlord’s Fixtures by the Tenant, the Tenant’s Employees, any other person in the Premises, Land or Building as a result of the Tenant’s use or occupation (including any sub-lessee, licensee or invitee) or claiming by, through or under the Tenant or any trespasser while in the Premises, Land or Building;

(c)	the overflow or leakage of water from any source including the Services or the Landlord’s Fixtures, whether originating outside or within the Premises, Land or Building;

(d)	the Tenant’s failure to give notice to the Landlord of any defect in the Services;

(e)	any person exercising or purporting to or attempting to exercise a right or remedy in relation to this Lease after the Tenant has defaulted under this Lease;

(f)	for any matter for which the Tenant is responsible;

(g)	the Indemnified doing anything:

(i)	which the Indemnified is permitted or required to do under this lease; or

(ii)	which the Tenant must do under this Lease but has not done or which the Landlord considers the Tenant has not done properly;

(h)	the Tenant’s breach of this Lease (including if this Lease is terminated for breach, the Landlord’s loss of the benefit of the Tenant performing its obligations under this Lease); and

(i)	damage to plate and other glass caused or contributed to by any act or omission by the Tenant or the Tenant’s Employees.

(2)	Amounts due under the indemnity in clause 14.9(1) must be paid by the Tenant to the Landlord on demand.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

15	Landlord’s covenants and additional rights

15.1	Quiet enjoyment

If the Tenant performs and observes all its obligations under this Lease and subject to the Head Landlord’s, Concurrent Landlord’s and Landlord’s rights, the Tenant may:

(1)	use the Premises without interruption or disturbance from the Landlord or any person claiming by, through or under the Landlord; and

(2)	use in common with the Landlord and other tenants and occupiers of the Building and all other persons authorised or permitted by the Landlord, the Common Areas for the purposes for which they were provided

15.2	Person other than landlord becoming entitled to rents

(1)	If any person other than the Landlord becomes entitled to receive the Rent, that person will have the benefit of all covenants by the Tenant under this Lease.

(2)	If required by and at the reasonable expense of the Landlord, the Tenant must enter into a deed in favour of that other person agreeing to be bound by this Lease as if that other person was named in this Lease as Landlord.

15.3	Services to be provided by landlord

The Landlord will use reasonable endeavours to ensure that the Services are operational and functional during the hours and days in Item 13.

15.4	Services outside hours

(1)	The Landlord is not obliged to make any Service available outside the hours and days in Item 13.

(2)	If at the Tenant’s request the Landlord makes any Service available to the Land, the Building or the Premises outside the hours in Item 13, then the Tenant must pay the Costs of making the Service available within 5 Business Days of the request.

15.5	Failure of services

The Tenant will have no Claim against the Landlord nor will the Tenant be entitled to terminate this Lease solely because:

(1)	the Services fail to operate; or

(2)	the Landlord shuts down or removes any Services to repair, maintain or replace them or because of the provisions of any Law or Requirement.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

15.6	Additional rights

The Landlord may in addition to any express rights and to the full extent permitted by law:

(1)	do anything to comply with any Law or Requirement of any Authority;

(2)	exclude or remove any person from the Building or Premises;

(3)	carry out works (including alterations or redevelopment) in the Building or in the Premises or limit access to or close the Common Areas if the Landlord takes reasonable steps other than in emergencies to minimise interference with the Tenant’s business;

(4)	enter the Premises at reasonable times on reasonable notice to determine if the Tenant is complying with its obligations under this Lease and to do anything that the Landlord may or must do under this Lease;

(5)	if it decides there is an emergency, enter the Premises at any time without notice and stop the Tenant from entering the Premises;

(6)	install and use a public address system throughout the Common Areas and the Premises;

(7)	change, restrict or modify the direction, volume and flow of pedestrian and vehicular access or traffic into, through or out of the Building or the Common Areas;

(8)	after giving the Tenant reasonable notice, do anything which the Tenant should have done under this Lease but which it has not done or which the Landlord considers it has not done properly;

(9)	grant any rights of use or occupation in connection with the Building to any other person;

(10)	change, grant rights in relation to, remove or alter signage of the Building or on the Land; and

(11)	appoint agents or others (including a Manager) to exercise any of its rights or perform any of its duties under this Lease, on the condition that communications from the Landlord prevail over communications from others if they are inconsistent.

15.7	Building Shutdowns

(1)	The Tenant:

(a)	acknowledges that the Landlord will carry out temporary shutdowns of the Building from time to time during the Term, generally in accordance with a predetermined schedule or schedules issued by the Landlord in accordance with this clause 15.7 in order to ensure the safe and efficient operation of the Building, and plant, equipment and services therein (Building Shutdown);

(b)	must cooperate with the Landlord, its Manager and any consultants, and not object to or disrupt any planned Building Shutdowns;

(c)	may not have access to the Building or the Premises during any Building Shutdown;

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(d)	subject to the Landlord complying with clause 15.7(2), will not:

(i)	object;

(ii)	claim against the Landlord or its Manager;

(iii)	rescind or purport to rescind or terminate this Lease;

(iv)	withhold or offset any Rent or other monies due to the Landlord under this Lease,

by reason of or in connection with any Building Shutdown.

(2)	The Landlord will:

(a)	give the Tenant no less than 7 days’ prior notice of any Building Shutdown;

(b)	use reasonable endeavours to coordinate with the Tenant to agree to mutually acceptable dates to perform a Building Shutdown and use reasonable endeavours to ensure that such dates are either Saturdays, Sundays or public holidays; and

(c)	provide the Tenant with any information relating to the Building Shutdown which is reasonably requested by the Tenant, including the key activities which are proposed to be conducted during the Building Shutdown.

(3)	For the avoidance of doubt, nothing in this clause 15.7:

(a)	prevents or restricts the Landlord from performing a Building Shutdown at any time when urgent or emergency works in the Building are required, in which case it may, acting reasonably, perform a Building Shutdown without notice; or

(b)	allows the Tenant to prevent or restrict a Building Shutdown.

15.8	Landlord to meet obligations

The Landlord will comply with the provisions of the Head Lease.

15.9	Rates, taxes etc.

The Landlord will pay to the relevant Authority or pay or reimburse to the Head Landlord or the Concurrent Landlord as the case may require pursuant to the provisions of the Head Lease all rates, taxes and charges of a similar nature incurred in respect of the Building, subject to any right of recovery or reimbursement from the Tenant under this Lease.

15.10	Public risk insurance

The Landlord will maintain throughout the Term public risk insurance cover in respect of the Building subject always to any right or claims against the Tenant pursuant to clause 14.5.

15.11	Building Rules

The Tenant will, and will ensure the Tenant’s Employees, at all times observe and perform the Building Rules, as varied under clause 15.12 to be construed as being incorporated in and forming part of this Lease.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

15.12	Variation of building rules

(1)	Subject to the consent of the Head Landlord under the Head Lease and, while the Concurrent Lease is in force, the Concurrent Landlord (which consent must not be withheld if the Head Landlord is required to consent under the terms of the Head Lease), the Landlord may as it sees fit to vary the Building Rules as the Landlord considers necessary or desirable

(2)	A statement signed on behalf of the Landlord by a Manager or other duly authorised officer of the Landlord as to the Building Rules or any amendments to the Building Rules is:

(a)	conclusive evidence that such Building Rules or amendments are for the time being in force and made pursuant to the terms of this Lease; and

(b)	binding on the Tenant and from the date such a statement is given to it.

16	Damage and destruction

16.1	Definitions

In this clause 16:

(1)	reinstatement notice means a notice given by the Landlord to the Tenant of the Landlord’s intention to carry out the reinstatement works; and

(2)	reinstatement works means the work necessary to:

(a)	reinstate the Building; or

(b)	make the Premises fit for occupation and use or accessible by the Tenant.

16.2	Abatement

(1)	If the Premises are damaged or destroyed so as to render any part of the Premises wholly or substantially:

(a)	unfit for occupation and use by the Tenant; or

(b)	inaccessible having regard to the nature and location of the Premises and the normal means of access to them;

then subject to this clause 16 from the date that the Tenant notifies the Landlord of the damage or destruction (damage notice):

(c)	the Rent;

(d)	any other money payable by the Tenant; and

(e)	the covenant to repair and maintain;

will abate according to the nature and extent of the damage or destruction sustained until the Premises are:

(f)	restored;

(g)	made fit for the Tenant’s occupation and use; or

(h)	made accessible.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(2)	The Landlord must notify the Tenant of the extent of the abatement as soon as reasonably possible after receipt of the damage notice.

(3)	The Tenant must notify the landlord of any disagreement with or dispute about the extent of the abatement within 5 Business Days after receipt of the Landlord’s notice (time is of the essence in respect of the giving of the damage notice and the Tenant’s notice under this clause 16.2(3)).

(4)	There is no disagreement or dispute about the extent of the abatement if the Landlord does not receive a notice under clause 16.2(3).

(5)	If there is a disagreement or dispute about the extent of the abatement, then:

(a)	within 5 Business Days of service of the Tenant’s notice under clause 16.2(3), the Landlord and the Tenant either personally or by their representatives must meet and attempt to agree the extent of the abatement;

(b)	if the Landlord and the Tenant have not agreed on the extent of the abatement within 5 Business Days after service of the Tenant’s notice;

(i)	the dispute must be referred for determination by a Valuer to be nominated by the president of the Australian Institute at the request of either the Landlord or the Tenant;

(ii)	the appointed Valuer must give notice of acceptance of appointment to the Landlord and the Tenant;

(iii)	the Valuer must as a condition of accepting the appointment agree to make a written determination of the extent of the abatement:

(A)	within 30 Business Days of appointment;

(B)	in accordance with this clause 16; and

(C)	that sets out reasons for that determination;

(c)	the Valuer must make a determination of the abatement as at the date of the damage or destruction, acting as an expert and not as an arbitrator;

(d)	the Valuer’s determination will be final and binding on the Landlord and the Tenant;

(e)	the Valuer’s Costs must be paid by the Landlord and the Tenant equally; and

(f)	either Party may pay the Valuer’s Costs and recover one-half of the amount paid from the other party.

(6)	Until the determination of abatement has been made under clause 16.2(5), the Tenant must comply with the Landlord’s notice under clause 16.2(2).

(7)	Within 10 Business Days after the determination, the Landlord must refund any overpayment or the Tenant must pay any shortfall.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

16.3	Termination

(1)	The Landlord may terminate this Lease by notice to the Tenant within 3 months after a damage notice has been received.

(2)	Either party may terminate this Lease by notice to the other unless the Landlord:

(a)	within 3 months after receiving the damage notice, gives the Tenant a reinstatement notice; and

(b)	subsequently diligently proceeds within a reasonable time to commence the reinstatement works.

(3)	The Landlord may decide whether or not to carry out any reinstatement works in its absolute discretion.

16.4	Tenant may terminate

(1)	If the Landlord gives a reinstatement notice to the Tenant and fails to commence the reinstatement works within a reasonable time, the Tenant may give the Landlord notice of the Tenant’s intention to terminate this Lease (termination notice).

(2)	If the Landlord does not commence the reinstatement works within a reasonable time after receipt of the termination notice, the Tenant may end this Lease by giving not less than 1 months’ notice to the Landlord and, at the expiration of that period, this Lease ends.

(3)	If the Landlord commences reinstatement works, it must use its reasonable endeavours to complete the reinstatement works within a reasonable time.

16.5	Exceptions

Clauses 16.2, 16.3 and 16.4 will not apply where:

(1)	the damage or destruction was caused or contributed to, or arises from any act, negligence or default of the Tenant or the Tenant’s Employees; or

(2)	an insurer under any policy effected by the Landlord refuses indemnity or refuses or reduces the sum payable under the policy because of any act, negligence or default of the Tenant or the Tenant’s Employees.

16.6	Landlord not obliged to reinstate

16.7	Nothing in this Lease obliges the Landlord to reinstate any part of the Premises or any means of access to them. Proceeds of insurance and release

If the Premises are damaged or destroyed and the Lease ends under this clause 16:

(1)	no liability will attach to either party because this Lease ends under this clause 16 but the Lease ending will be without prejudice to the rights of either party for any antecedent breach or non-observance of any provision of this Lease;

(2)	the Tenant’s right and interest is immediately surrendered to the Landlord; and

(3)	the Tenant will have no interest in any insurance proceeds (other than in respect of any policies for public risk and Tenant’s Fittings effected by it under clause 14.1).

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

17	Default and termination

17.1	Essential terms of this lease

(1)	The following are essential terms of this Lease:

(a)	each obligation of the Tenant to pay money;

(b)	each obligation of the Tenant under clause 7;

(c)	each obligation of the Tenant under clause 8;

(d)	each obligation of the Tenant under clause 9;

(e)	each obligation of the Tenant under clause 10;

(f)	each obligation of the Tenant under clause 11;

(g)	each obligation of the Tenant under clause 12;

(h)	each obligation of the Tenant under clause 13;

(i)	each obligation of the Tenant under clause 14;

(j)	each obligation of the Tenant under clause 18; and

(k)	the Tenant to not be subject to an Insolvency Event.

(2)	Other obligations of the Tenant under this Lease may also be essential terms.

17.2	Forfeiture of lease

(1)	The Landlord may rescind this Lease by notice to the Tenant or re-entry if the Tenant fails to pay Rent when due.

(2)	If the Tenant fails to comply with any provision of this Lease, the Landlord may give the Tenant notice specifying the breach and requiring the Tenant, within the time fixed by clause 17.2(5), to:

(a)	remedy the breach; and

(b)	make compensation in money for the breach.

(3)	The Landlord may rescind this Lease by notice to the Tenant or re-entry if the Tenant fails within the time fixed by clause 17.2(5) to remedy a breach the subject of a notice under clause 17.2(2), if it is capable of remedy, and to make reasonable compensation in money, to the satisfaction of the Landlord, for the breach.

(4)	In the case of non-payment of Rent:

(a)	the Tenant is not entitled to notice under clause 17.2(2); and

(b)	the Landlord may rescind this Lease:

(i)	under clause 17.2(1); or

(ii)	if the Landlord elects to give notice under clause 17.2(2), under clause 17.2(3),

in its absolute discretion.

(5)	The time fixed for the purposes of section 146 of the Property Law Act 1958 and this clause 17.2 is 14 days.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

17.3	Costs

Without notice to the Tenant, any Costs incurred by the Landlord in remedying a default may be treated by the Landlord as a liquidated debt payable by the Tenant on demand.

17.4	Waiver

(1)	No waiver by the Landlord will be effective unless it is in writing.

(2)	The Landlord’s failure to notify the Tenant of any default or to otherwise act on any default by the Tenant must not be construed as waiving the default.

(3)	No custom or practice which evolves between the parties will constitute a waiver or lessen the Landlord’s right to insist upon the Tenant’s strict performance or observance of any provision of this Lease or to exercise any of the Landlord’s other rights.

(4)	Regardless of the Landlord’s knowledge at the time, a demand by it for Rent or other money payable under this Lease or the subsequent acceptance of Rent or other money will not constitute a waiver of any earlier default by the Tenant.

(5)	No single or partial exercise of any right, power or remedy will preclude any other or further exercise of that or any other right, power or remedy.

(6)	No attempt by the Landlord to mitigate its loss or acceptance of any amount paid by the Tenant will be a waiver of any breach of or the Landlord’s rights under this Lease.

17.5	Tender after termination

In the absence of any election by the Landlord, any money tendered by the Tenant after termination of this Lease and accepted by the Landlord will be applied:

(1)	firstly, on account of any unpaid Rent and other money due under this Lease at the date of termination; and

(2)	secondly, on account of the Costs in relation to the termination.

17.6	Interest on overdue money

(1)	The Tenant must pay interest to the Landlord at the Default Rate on any Rent, Costs or other money not paid when due to the Landlord.

(2)	Interest will:

(a)	accrue from day to day and be calculated daily;

(b)	be capitalised on the last day of each month;

(c)	be payable on demand or, if no earlier demand is made, on the first Business Day of each month where an amount arose in the preceding month or months; and

(d)	be computed from the date for payment of the Rent, Costs or other money, or in the case of an amount by way of reimbursement or indemnity the date of the outlay or loss, until payment.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(3)	Any Costs, loss or damage for the unexpired residue of the Term suffered by the Landlord as a result of the Tenant’s repudiation may be recovered as damages at any time.

(4)	The Landlord’s entitlement to recover damages from the Tenant or any other person will not be limited or affected by any of the following:

(a)	if the Tenant abandons or vacates the Premises;

(b)	if the Landlord elects to re-enter the Premises or terminate this Lease;

(c)	if the Landlord accepts the Tenant’s repudiation; or

(d)	if the parties’ conduct (or that of any of their servants or agents) constitutes or may constitute a surrender by operation of law.

17.7	Landlord to mitigate damages

(1)	The Landlord’s entitlement to damages will be assessed on the basis that the Landlord has observed the obligation to mitigate damages.

(2)	The Landlord’s conduct in mitigating its damages will not of itself constitute acceptance of the breach or repudiation or a surrender by operation of Law.

17.8	Calculation of damages

Following repudiation by the Tenant if the Landlord terminates this Lease then, without prejudice to any other right or remedy, the Landlord may recover the difference between the aggregate of Rent and other money payable by the Tenant for the unexpired residue of the Term less any amount the Landlord obtains by observing clause 17.7.

18	Security

18.1	Bank guarantee

This clause 18.1 applies if Item 17 of Schedule 1 has been completed by inserting the amount of a Bank Guarantee.

(1)	The Tenant must:

(a)	on or before executing this Lease, arrange for the issue of a Bank Guarantee for the amount stated in Item 17 of Schedule 1;

(b)	at each rent review date under clause 4 or at the later determination of each rent review, provide a replacement or additional Bank Guarantee so that the total amount guaranteed bears to the Rent payable from each rent review date the same proportion as the amount stated in Item 17 bears to the Rent as at the Commencement Date;

(c)	ensure that any Bank Guarantee is kept current and enforceable and does not have an expiry date; and

(d)	if the Landlord makes demand on any Bank Guarantee, provide a replacement Bank Guarantee for the amount demanded by the Landlord.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

18.2	Any Bank Guarantee provided under this Lease is additional security for the performance of the Tenant’s obligations under this Lease.

18.3	The Landlord may apply the Bank Guarantee or any part of it to remedy or partly remedy any default by or breach of the Tenant’s obligations under this Lease.

19	Personal guarantee

This clause 19 applies if Item 18 has been completed by inserting details of Guarantor.

19.1	Guarantee and indemnity

In consideration of the Landlord granting this Lease to the Tenant at the Guarantor’s request, the Guarantor guarantees to the Landlord:

(1)	the payment by the Tenant of the Rent and other money agreed to be paid; and

(2)	prompt performance and observance of all of the Tenant’s covenants and obligations contained or implied in this Lease.

19.2	Indemnity

The Guarantor indemnifies the Landlord against all Claims which the Landlord may suffer or incur in connection with any breach or default by the Tenant under this Lease or any extension or renewal of the Term.

19.3	Liability of Guarantor

The Landlord’s rights and the Guarantor’s liability under clauses 19.3 and 19.4 will not be prejudiced or affected by:

(1)	the granting of any time, credit, forbearance, indulgence or concession by the Landlord to the Tenant or any Guarantor;

(2)	any absolute or partial release of the Tenant or any Guarantor or any compromise with the Tenant or any Guarantor;

(3)	any variation of this Lease, extension or renewal of the Term, holding over or continued occupation of the Premises by the Tenant;

(4)	any composition, compromise, release, discharge, arrangement, abandonment, waiver, variation, relinquishment or renewal of any security or right by the Landlord;

(5)	any assignment of this Lease or sublease of any part of the Premises;

(6)	the termination of this Lease;

(7)	the fact that the Rent or any other money may not be recoverable, may cease to be recoverable or may never have been recoverable or that any transaction affecting the Rent or the obligations contained in this Lease is or was wholly or partially void, voidable or unenforceable;

(8)	any failure to sue or agreement not to sue or any dealing, act or omission (whether constituting a waiver, election, estoppel or otherwise) by the Landlord with respect to the Rent, other money payable or the obligations under this Lease;

(9)	any fact, circumstance, legal disability or incapacity which would otherwise release the Tenant or any Guarantor from its obligations;

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(10)	non-execution of this Lease by one or more of the persons named as Guarantor or the unenforceability of this guarantee and indemnity against one or more of the Guarantors; or

(11)	the exercise or purported exercise by the Landlord of its right of re entry.

19.4	Irrevocable

This guarantee and indemnity is irrevocable and will remain in force until the Tenant has performed and observed all its obligations under this Lease.

19.5	Guarantor liable regardless of any law

The Guarantor’s liability will not be discharged by any payment to the Landlord which is later avoided by any Law. If that happens the Landlord, the Tenant and the Guarantor will be restored to their respective rights as if the payment had not been made.

19.6	Indemnity on disclaimer

If a liquidator disclaims this Lease, the Guarantor indemnifies the Landlord against any resulting Claims by the Landlord for the residue of the Term.

19.7	Guarantor not prove in liquidation

(1)	The Guarantor will not prove or claim in any liquidation, composition, arrangement or assignment for the benefit of creditors until the Landlord has received 100 cents in the dollar of all money payable to it by the Tenant.

(2)	The Guarantor will hold any proof, claim or dividend received by it on trust for the Landlord.

19.8	Guarantee to continue

(1)	If this Lease is transferred or assigned, the benefit of this guarantee and indemnity will extend to the transferee or assignee and continue concurrently for the benefit of the Landlord regardless of the transfer or assignment unless the Landlord releases the Guarantor in writing.

(2)	This guarantee and indemnity covers the period while the Tenant occupies or is entitled to occupy the Premises as Tenant or holds an equitable interest over the Premises under an agreement for lease or as a periodical Tenant.

(3)	Without limiting clause 19.8(2) if registration of this Lease is required to legally create a leasehold estate, then until this Lease is registered it will operate from the commencement date as an agreement for lease.

(4)	This guarantee and indemnity will apply whether this Lease is construed as an agreement for lease, a periodical tenancy or otherwise.

(5)	This guarantee and indemnity will extend to the lease, agreement for lease or periodical tenancy created by the Tenant’s exercise of any option for renewal.

19.9	Trustee as guarantor

(1)	If the Tenant acts as trustee of a trust, the Tenant enters into this guarantee and indemnity personally and in its capacity as trustee of that trust.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(2)	The Tenant must cause any successor of the Tenant and any person who becomes a trustee of the trust jointly with the Tenant to execute all documents required by the Landlord to ensure that this guarantee and indemnity is binding on them.

(3)	The Tenant warrants to the Landlord that:

(a)	it is the sole trustee of the trust and no action has been taken to remove or replace it;

(b)	it has power under the trust deed to execute and perform its obligations under this guarantee and indemnity;

(c)	all necessary action has been taken to authorise the execution and performance of this guarantee and indemnity under the trust deed and the constitution of the Tenant;

(d)	this guarantee and indemnity is executed and all transactions relating to this Lease are or will be entered into as part of the due and proper administration of the trust and are or will be for the benefit of the beneficiaries;

(e)	it is not in default under the trust deed;

(f)	no vesting date for the trust fund has been determined;

(g)	it has complied with all fiduciary obligations directly or indirectly imposed on it;

(h)	it has a right to be indemnified out of the assets of the trust in respect of all of its obligations and liabilities incurred by it under this guarantee and indemnity; and

(i)	each of the warranties contained in this clause 19.9(3) will remain true as long as this guarantee and indemnity remains in force.

(4)	Except with the prior written consent of the Landlord, the Tenant must:

(a)	ensure that the trust deed is not varied, terminated or revoked;

(b)	not retire as trustee of the trust or appoint any new or additional trustee;

(c)	not default in its duties as trustee of the trust;

(d)	not exercise any power to appoint new beneficiaries or class of beneficiaries;

(e)	not vest or distribute or advance any capital of the trust to any beneficiary;

(f)	not sell any of the property of the trust except in the ordinary course of the ordinary conduct of its business; and

(g)	not do anything which effects or facilitates the resettlement of the trust funds.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

19.10	General warranty of capacity

In addition to and despite all other warranties, express or implied, in this guarantee and indemnity, the Tenant warrants and covenants that:

(1)	it is empowered to enter into this guarantee and indemnity and to do all things that will be required by this Lease;

(2)	all things have been done or will be done as may be necessary to render this guarantee and indemnity legally enforceable in accordance with its terms and fully valid and binding on it; and

(3)	all authorisations by any Authority (whether in Australia or not) that are required or will be required in connection with the execution and delivery of, the performance of obligations under or the validity or enforceability of, this guarantee and indemnity have been obtained or effected and are or will be fully operative and in full force and effect.

19.11	Representations and warranties

(1)	The Tenant warrants that it has relied only upon its own enquiries and investigations in relation to all matters referred to in this Lease and not on any representation or warranty by or on behalf of the Landlord.

20	Head and Concurrent Lease and Collins Place

20.1	Closure of Collins Place

Despite anything to the contrary in this Lease the Landlord, the Head Landlord or, while the Concurrent Lease is in force, the Concurrent Landlord, may:

(1)	close off Collins Place or any access ways on, to or around Collins Place for one period of 24 hours continuously during each calendar year for the purpose of preventing from arising any prescriptive public or private right of way to or across or through any part of Collins Place; and

(2)	from time to time temporarily to close off any part or parts of the Common Areas or the Common Areas of Collins Place for the purpose of maintenance, provided:

(a)	such closure is effected for no longer than is reasonably necessary; and

(b)	such closure is effected in a manner and at such times as the Landlord, the Head Landlord or the Concurrent Landlord considers causes as little inconvenience as is reasonably practicable; and

(c)	where the Landlord, the Head Landlord or the Concurrent Landlord considers reasonably practicable allow the Tenant an alternative route or routes for access to the Premises during such period or periods of closure.

(3)	The Tenant must comply with all requirements of the Landlord, the Head Landlord and the Concurrent Landlord in connection with any alternative route or routes of access granted under clause 20.1(2)(c).

20.2	Head Landlord’s consent

Any consent given by the Head Landlord pursuant to this Lease is without prejudice to, and will not diminish any right or entitlement of the Head Landlord nor will such consent diminish any obligation of the Landlord in its capacity as the tenant under the Head Lease.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

20.3	Concurrent Landlord’s consent

Any consent given by the Concurrent Landlord pursuant to this Lease is without prejudice to and will not diminish any right or entitlement of the Concurrent Landlord nor will such consent diminish any obligation of the Landlord in its capacity as the tenant under the Head Lease. If the Landlord’s consent is required to anything under this Lease and the Concurrent Landlord’s consent to that thing is required to be obtained by virtue of the Head Lease or the Concurrent Lease, the Landlord is not required to consent to that thing under this Lease unless and until the Concurrent Landlord has consented to that thing.

20.4	Confidentiality of Head Lease

It is acknowledged and agreed by the Tenant that no provision contained in this Lease implies any right for the Tenant to peruse the Head Lease the intention being that the Tenant will only be entitled to do so with the consent of both the Landlord and the Head Landlord.

20.5	Confidentiality of Concurrent Lease

It is acknowledged and agreed by the Tenant that no provision contained in this Lease implies any right for the Tenant to peruse the Concurrent Lease the intention being that the Tenant shall only be entitled to do so with the consent of both the Head Landlord and the Concurrent Landlord.

21	Limitation of liability

21.1	Any liability of AMP arising under or in connection with this Lease is limited to the extent that AMP is able to be indemnified for that liability out of the assets of the Trust under the Trust Constitution. The Landlord and the Tenant acknowledge and agree that they may enforce their rights against AMP with respect to the non-observance of AMP’s obligations under this Lease only to the extent necessary to enforce the Landlord’s or the Tenant’s rights, powers and remedies against AMP in respect of the assets of the Trust by subrogation or otherwise.

21.2	Despite anything in clause 21.1, AMP is liable to the extent that a liability under this Lease arises out of AMP’s own fraud, gross negligence or breach of trust which disentitles it from an indemnity out of the assets of the Trust in relation to the relevant liability.

21.3	In this clause 21:

(1)	AMP means the Concurrent Landlord in its capacity as responsible entity for the Trust and trustee of the assets of the Trust;

(2)	Trust means the “AMP Capital Wholesale Office Fund” governed by the Trust Constitution; and

(3)	Trust Constitution means the constitution governing the Trust dated 23 April 2004, declared by the Concurrent Landlord.

22	GST

(1)	Words used in this clause 22 which have a particular meaning in the GST Law have the same meaning in this clause, unless the context otherwise requires.

(2)	Regardless of any other provision of this Lease, if GST or a similar value added tax is imposed on any supply made to the Tenant under or in accordance with this Lease, the amount the Tenant must pay for that supply is increased by the amount of that GST or value added tax.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(3)	If the whole or any part of a payment is for a Taxable Supply for which the Landlord is liable to GST:

(a)	the GST Amount in respect of the payment must be paid to the Landlord as an additional amount, either concurrently with the payment or as otherwise agreed in writing; and

(b)	the Landlord will provide the Tenant with a tax invoice.

(4)	Despite any other provision of this Lease, if a payment of any money due under this Lease (including any contribution to operating expenses) is a reimbursement or indemnification by one party of an expense, loss or liability incurred or to be incurred by the other party, the payment shall exclude any part of the amount to be reimbursed or indemnified for which the other party can claim an Input Tax Credit.

(5)	If the GST Law treats part of a supply as a separate supply for the purpose of determining whether GST is payable on that part of the supply or for the purpose of determining the tax period to which that part of the supply is attributable, that part of the supply is to be treated as a separate supply.

(6)	Any reference to GST payable by the Tenant includes any corresponding GST payable by the representative member of any GST group of which the Tenant is a member.

23	Miscellaneous

23.1	Notices

(1)	In this Lease, reference to notice means notice in writing.

(2)	Any notice or other writing is validly served on the Landlord only if both of the following are satisfied:

(a)	either:

(i)	it is sent by email to the email address for service of notices in Item 1, or to such other email address as nominated to the Tenant from time to time by the Landlord; or

(ii)	it is delivered by hand to the address in Item 1, or by such other means and to such other address as nominated to the Tenant from time to time by the Landlord; and

(b)	it is validly signed by the Tenant or by an attorney, director, company secretary, authorised officer or solicitor of the Tenant.

(3)	Any notice or other writing is validly served on the Tenant only if both of the following are satisfied:

(a)	either:

(i)	it is sent by email to the email address for service of notices in Item 2, or to such other email address as nominated to the Landlord from time to time by the Tenant; or

(ii)	It is delivered by hand to the address in Item 2, or by such other means and to such other address as nominated to the Landlord from time to time by the Tenant; and

(b)	it is validly signed by the Landlord, its Manager, its authorised agent, or an attorney, director, company secretary, authorised officer or solicitor of the Landlord.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

(4)	Any notice is deemed to be served 24 hours after it is sent. If this period expires on a day which is not a Business Day or is after 5.00 pm (addressee’s time) it is deemed to be served on the next Business Day.

(5)	Despite any other provision of this Lease, a notice will be deemed not to have been served if both of the following are satisfied:

(a)	it is sent by email to the address for service of notices in Item 1 or Item 2 (as the case may be); and

(b)	if, within 24 hours of being sent, the sender receives a notification from either the sender’s mail server or the recipient’s mail server indicating that the message has not been sent and/or received.

23.2	Costs and stamp duty

(1)	The Landlord and the Tenant will bear their own costs in relation to the preparation, negotiation, execution and stamping of this Lease and counterparts.

(2)	The Landlord must pay the costs of the Head Landlord and Concurrent Landlord in relation to the negotiation, preparation and execution of:

(a)	this Lease and counterparts submitted with it together with the costs of and in relation to the giving of their consent to this Lease; and

(b)	any variation or surrender of this Lease.

(3)	The Tenant shall pay all stamp duty assessed upon this Lease and any renewal of this Lease.

23.3	Confidentiality

(1)	The parties acknowledge that the existence and terms of, and the identity of the parties to, this Lease are strictly confidential (Confidential Information).

(2)	Except as stated in this Lease, each party must not and must not permit any of its officers, employees, agents, contractors or related bodies corporate to disclose any Confidential Information to any person, other than its professional advisers or as required by law, without the prior written consent of the party to whom the Confidential Information relates.

(3)	This clause 23.3:

(a)	operates for the benefit of all parties; and

(b)	continues despite the termination of this Lease,

(c)	does not bind the Landlord when dealing with the Landlord’s financial, accounting, legal, sale or leasing representatives or agents.

23.4	Arbitration

In the event of any dispute hereunder being referred to arbitration in accordance with and subject to the provisions of the Commercial Arbitration Act 2011 (Vic) then the parties agree that each of them shall be entitled to be represented by a duly qualified legal practitioner and the venue for any such arbitration shall be Melbourne, Victoria.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

23.5	Variation

(1)	The terms and conditions of this Lease may be changed only in writing signed by the Head Landlord, Concurrent Landlord, Landlord and Tenant.

(2)	The Landlord and Tenant must not, without the prior written consent of the Head Landlord and the Concurrent Landlord, vary the terms and conditions of this Lease.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

Executed as a deed.

Landlord’s execution

EXECUTED by AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED A.C.N. 005 357 522 by being SIGNED, SEALED and DELIVERED by its Attorney

Print Name	Attorney signature
under Power of Attorney dated 18 November 2002 a certified copy of which is filed in the Permanent Order Book Number 277 at Page 19	who hereby certifies he is a
in the presence of:
Attorney position (e.g. Manager)
for the time being of AUSTRALIA AND NEW
ZEALAND BANKING GROUP
LIMITED in Victoria
Signature of Witness

Tenant’s execution

Executed by Mesoblast Limited ACN 109 431 870 in accordance with section 127 of the Corporations Act 2001:

Director/company secretary	Director

Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

Head Landlords’ execution

EXECUTED by	)
)
and	)
)
as attorneys for COLLINS PLACE PTY LTD	)
(ACN 084 238 497) in the presence of:	)
)
By executing this Deed the attorneys
state that neither attorney has
(Signature of) Witness		received notice of revocation of the
power of attorney

Name of Witness (Block Letters)

Address of witness

Occupation of witness

EXECUTED by	)
)
and	)
)
as attorneys for COLLINS PLACE NO. 2)
PTY LTD (ACN 090 537 643) in the presence	)
of:	)
By executing this Deed the
attorneys state that neither attorney
(Signature of) Witness		has received notice of revocation of
the power of attorney

Name of Witness (Block Letters)

Address of witness

Occupation of witness

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

Concurrent Landlord’s execution

EXECUTED by	)
)
and	)
)
as attorneys for AMP CAPITAL INVESTORS	)
LIMITED (ABN 59 001 777 591) in the	)
presence of:	)
By executing this Deed the
attorneys state that neither attorney
(Signature of) Witness		has received notice of revocation of
the power of attorney

Name of Witness (Block Letters)

Address of witness

Occupation of witness

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

Annexure A

Building Rules

Referred to in the Lease to be observed by the Tenant.

1	The Landlord’s appointed building supervisor (Supervisor) will have the day-by-day care supervision overseeing and control of the Building including the Common Areas. The Tenant and the Tenant’s Employees must comply with all lawful and proper requirements of the Supervisor and neither the Tenant nor the Tenant’s Employees may at any time interfere with or impede the Supervisor in the performance of its duties and responsibilities.

2	The footpath, entrances, passages, halls, lifts, escalators, and staircases in the Building must not be obstructed by the Tenant or the Tenant’s Employees and must only be used for ingress to or egress from the Premises.

3	The Tenant may not in any way cover or obstruct the air conditioning ducts and outlets or sky lights and windows which reflect or admit light into any part of the Building.

4	The water closets and other water supply apparatus must only be used for the purpose for which they were constructed and no tea leaves, sweeping rubbish, rags ashes or other substance shall be placed in them. The cost of making good or replacing any damage resulting to such apparatus or otherwise from such misuse by the Tenant or any of the Tenant’s Employees will be borne by the Tenant. If the person responsible for such damage cannot be determined the Tenant on the floor concerned must bear the cost of repairs and if more than one proportionately according to the area occupied by each of them on that floor.

5	No sign advertisement or notice may be inscribed painted affixed or displayed on any part of the outside or inside of the Premises or of the Building except with the consent in writing of the Landlord and then only of such colour size and style and in such places upon or in the Building as is approved by the Landlord. Signs on glass doors and on the directory tablet will be painted or affixed for the Tenant by the Landlord at the cost of the Tenant. The name Collins Place or such other name given from time to time to the complex of which the Building forms part, may not be incorporated in any business name or used for any promotional purposes in connection with the Premises without the prior written consent of the Landlord.

6	No window blind screen curtain or awning may be erected on or around the Premises without the Landlord’s prior written consent.

7	The Tenant must not do nor permit any thing to be done in the Building nor bring nor keep anything in the Building to obstruct or interfere with the rights of other tenants or in any other way injure or annoy them or which may create a fire hazard or which may contravene any fire safety regulations or measures implemented by the Landlord or the provisions of any insurance policy in respect of the Building or any part of it or conflict with any of the rules regulations ordinances and by-laws of any authorities having jurisdiction over the Building or supplying any Services to the Building.

8	No heavy materials or articles may be placed or stored on any of the floors of the Building without the consent in writing of the Landlord and the Landlord is entitled to prescribe the right and proper position of such items and all damage done to the Building or any part of it by taking in or removing the same or during the time it is in the building shall be made good and paid by the Tenant. Before any safe or any other heavy article is moved into or out of or within the Building at least twenty-four hours notice in writing of the intention to move such safe or article must be given by the Tenant to the Supervisor who will supervise the move.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

9	The Tenant must keep the Premises in a good state of preservation and cleanliness and must not allow any accumulation of useless property or rubbish on or around the Premises.

10	The Landlord may during the last 12 months previous to the expiration of the Lease, bring prospective tenants and occupiers into the Premises and to place the usual “to be let” or “to let” notice which may not be removed by the Tenant.

11	All keys passes or other means of entry to the Building held by the Tenant must be surrendered to the Landlord on the termination of the Lease and the Tenant must not cause any duplicate to be made without the Landlord’s prior written consent.

12	The Tenant and the Tenant’s Employees must not make, or permit any improper or unseemly noises to be made in the Building or interfere in any way with other tenants or persons in the Building or mark or otherwise defile the building.

13	No television or radio mast or antenna may be affixed to any part of the Building and no musical instrument, radio, television set, amplifier or other sound producing equipment may be used or operated in the Premises or in a part of the Building without the prior written consent of the Landlord and any consent so given may be withdrawn at any time without notice if the Landlord considers it to be in the interests of the other tenants and occupiers of the Building so to do.

14	Nothing shall be thrown by the Tenant or the Tenant’s Employees out of the windows or doors or in the lift wells or passages or other areas of the Building.

15	No animals or birds may be kept in or about the Building.

16	No nails screws or hooks may be driven into any part of the Building or the Landlord’s partitions or other fittings without the Landlord’s prior written consent.

17	The Tenant may use and enter the Building on all days and at all hours provided that on Saturdays Sundays and Public Holidays and except for the hours set out in Item 13 of Schedule 1 on any other day the Tenant must observe and comply with reasonable arrangements made for the security of the whole Building and pay any charges for air-conditioning services supplied to the Premises at the Tenant’s request.

18	Doors to the Building are secured outside the hours prescribed in Item 13 of Schedule 1 preventing access to all persons other than those issued with a security key card.

19	The Tenant will be given 1 security key card per employee of the Tenant (assuming a single person occupies the Premises under the lease per 12 square metres). Additional cards can be given upon request at a charge of $40 per card plus GST. These charges are subject to change, but not more than once in any calendar year. The Tenant must, prior to the issue of any security key cards, provide the Landlord or its Manager with a list of names of all employees of the Tenant occupying the Premises and update such list as and when the Tenant’s relevant employees change or as otherwise requested by the Landlord. The Tenant must return all security key cards to the Landlord or its Manager on or prior to the expiry or earlier determination of this Lease.

20	The working hours and use of the lifts and other services is regulated by and be under the control of the Landlord and the Landlord is not responsible for any inconvenience loss damage or harm arising out of any stoppages to the lifts. The Tenant may only use the passenger lifts for passengers and must not except with the prior written consent of the Landlord or the Supervisor use them for the carriage of goods. The delivery of goods and supplies to or from the Premises must be undertaken in a manner directed by the Landlord or the Supervisor.

21	The Tenant must notify the Landlord in writing of any accident to or defect in any of the Services in or connected to the Building

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

22	If any fire flooding explosion or other sudden peril or emergency occurs to the knowledge of the Tenant, the Tenant must immediately give notice or warning to the Supervisor or the Landlord.

23	The Tenant must inform the Landlord of the existence of any defective damaged or broken electric light fittings bulbs tubes and globes in the Premises and the Landlord will arrange any necessary repair and replacement the cost of which shall be paid by the Tenant to the Landlord on demand.

24	The Tenant may not prepare nor cook food in other than any areas which may be provided and which are approved by the Landlord for this purpose. The Tenant must not install in the Premises any machine for entertainment, vending or dispensing food, refreshments or merchandise without the prior written consent of the Landlord and any consent so given may be withdrawn at any time without notice if the Landlord considers it to be in the interests of the other tenants and occupiers of the building so to do.

25	The Air Conditioning Equipment and other Services supplied to the Building or provided by the Landlord must not be operated on Saturdays Sundays or Public Holidays but otherwise will as far as practicable be operated between the hours set out in Item 13 of Schedule 1. The Landlord is not responsible for any inconvenience, loss damage in connection with the non-operation or unacceptable operation of the Air Conditioning Equipment or other Services at any time.

26	The Tenant will be required to keep the sun protection devices (if any) installed for the purpose of reflecting solar heat in the proper operational position (as determined by the Landlord from time to time) to ensure the designed performance of the Air Conditioning Equipment.

27	The Tenant will provide to the Supervisor full details of the name, private address and telephone number of a responsible officer to use for emergency conditions related to the Premises. Such details must be kept current at all times.

28	The Landlord reserves the right to vary these Building Rules and to make such other and further Building Rules as in its judgement may from time to time be necessary or desirable for the safety, care and cleanliness of the Building and for the preservation of good order and for the comfort and safety of the tenants, occupiers, customers and visitors of the Building. Such varied or new Building Rules take effect immediately upon notice to the Tenant.

29	The Tenant must observe all Building Rules made or varied from time to time by the Landlord in relation to the use and operation of the loading dock within Collins Place.

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

Annexure B

Premises layout

LETTABLE AREA PLAN FOR LEVEL 38, COLLINS STREET, MELBOURNE, VIC

EXHIBITION STREET
COLLINS STREET
FIRE STAIRS
LIFT
LIFT
LIFT
LIFT LOBBY
DIS
FEMALE
MALE
GOODS LIFT
FIRE STAIRS
LEVEL 38
OFFICE
1,035.9 m²
0 2 4 6 8 10
SCALE 1 : 200

SCHEDULE OF AREAS

LEVEL 38	1,035.9 m²
TOTAL AREA	1,035.9 m²

LETTABLE AREA

METHOD OF MEASUREMENT

AREAS HAVE BEEN CALCULATED IN ACCORDANCE WITH THE PROPERTY COUNCIL OF AUSTRALIA (PCA) METHOD OF MEASUREMENT FOR LETTABLE AREA (MARCH 1997)

(SURVEY DATE 19/12/2013)

GUIDELINES USED

NET LETTABLE AREA

INT -INTERNAL FACE
EXT -EXTERNAL FACE
C/L -CENTRELINE WALL
G/L -GLASS LINE
LTP -LINE OF TENANCY PRODUCED

PLAN PREPARED FOR: JONES LANG LASALLE	LETTABLE AREA PLAN LEVEL 38, 55 COLLINS STREET MELBOURNE, VIC	DATE: 19/12/2013	
		REF: 51522	REV: 0
		DRAWN: FI	CHECKED: AP
		SCALE: 1:200 @A3	SHEET: 1

sydney canberra **melbourne** brisbane adelaide perth

REALSERVE
Real Estate Plans & Surveys

P 03 9415 6666
F 03 9923 6307
www.realserve.com.au

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia

Annexure C

Condition Report

APAC-#21368015-v8	Level 38, 55 Collins Street Melbourne	Mesoblast Limited	© Norton Rose Fulbright Australia